UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01241

Eaton Vance Growth Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

August 31

Date of Fiscal Year End

August 31, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Greater China Growth Fund

Annual Report

August 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2019

Eaton Vance

Greater China Growth Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	20

Federal Tax Information	21

Board of Trustees’ Contract Approval	22

Management and Organization	25

Important Notices	28

Eaton Vance

Greater China Growth Fund

August 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The China markets posted losses in the 12-month period ended August 31, 2019, with the MSCI Golden Dragon Index (the Index)2 falling -4.26% in U.S. dollar terms (total return basis). Market performance was almost entirely driven by the uncertain nature of U.S.-China trade relations over the period. The 12-month period ended August 31, 2019 started on a bearish note as President Trump’s rhetoric on tariffs strengthened, but sentiment (and the market) became significantly more optimistic in the early part of the same period when trade talks between the U.S. and China appeared to be heading in a more constructive direction. This situation again reversed from around April 2019 onwards when trade talks appeared to stall and fresh tariff hikes were again threatened by the U.S.

Ongoing trade uncertainty contributed to signs of a slowdown in global growth. Manufacturing activity declined, with the global Purchasing Managers’ Index (PMI) softening in 2019, particularly in the trade-sensitive manufacturing sector. This slowdown was particularly apparent in the eurozone, where manufacturing appeared to be in contraction, but had been on a downward trend in the U.S., Japan and across emerging markets.

As of June 30, 2019, Chinese GDP grew at an annual rate of 6.2%, down from 6.6% as of June 30, 2018. The manufacturing, property and services sectors were among the weakest performing sectors.

The Chinese government responded to the slowdown in economic growth by implementing pro-growth policies such as loosening controls on credit growth and infrastructure investment, as well as injecting liquidity into the financial system to mitigate the impact of potentially weaker exports. Economic stability remains the Chinese government’s top priority for now, which means that longer-term strategic reforms — like deleveraging — will be on hold for the time being.

Fund Performance

For the 12-month period ended August 31, 2019, the net asset value of Class A shares of Eaton Vance Greater China Growth Fund (the Fund) returned 3.65%, outperforming the Fund’s benchmark, the Index, which returned -4.26% over the same period.

Stock selection in China and Hong Kong were the biggest contributors to the Fund’s relative performance over the period, particularly in the consumer discretionary, financials and real estate sectors. Stock selection in the Chinese information technology sector (not owning Alibaba Group Holding Ltd.) and stock selection in the Taiwanese financials sector were both minor drags on Fund performance during the period.

ANTA Sports Products, Ltd. (ANTA) was the biggest contributor to the Fund’s relative performance during the 12-month period ended August 31, 2019. ANTA, a sporting apparel retailer, best known in China for brands like Fila, Inc. (sportswear), Descente, Ltd. (ski-wear) and ANTA Kids, announced strong earnings numbers. ANTA continues to demonstrate flawless execution, with store count exceeding expectations and brand sales — especially Fila — all performing well. ANTA cut its dividend during the 12-month period ended August 31, 2019, but this was to help reduce debt following the recently finalized acquisition of the Finnish sporting goods company, Amer Sports Corp. ANTA’s focus on providing a broad range of generally mid-to-higher-end brands is clearly playing well to the aspirational Chinese consumer.

The Fund’s Taiwanese financials were a minor drag on Fund performance during the period, especially the holding in the diversified banking conglomerate, Cathay Financial Holding Co., Ltd., as Taiwanese financials have suffered from an environment of low domestic interest rates, poor credit demand, excess liquidity and too much competition. Offsetting these negatives were the company’s relatively strong credit quality and attractive dividend yields. Toward the end of the 12-month period ended August 31, 2019, though, the financials sector revealed a meaningful pick-up in loan demand as Taiwanese corporates started to shift production capacity out of mainland China back to Taiwan. This is one of the few positive effects of the U.S.-China trade war, with corporates around the region starting to adjust their supply chains in order to mitigate the impact of higher tariffs.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Greater China Growth Fund

August 31, 2019

Performance2,3

Portfolio Managers June Lui and Christopher Darling, each of BMO Global Asset Management (Asia) Limited

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/28/1992	10/28/1992	3.65%	6.56%	7.20%
Class A with 5.75% Maximum Sales Charge	—	—	–2.32	5.31	6.56
Class C at NAV	12/28/1993	10/28/1992	2.94	5.83	6.46
Class C with 1% Maximum Sales Charge	—	—	2.00	5.83	6.46
Class I at NAV	10/01/2009	10/28/1992	3.94	6.89	7.53
MSCI Golden Dragon Index	—	—	–4.26%	4.63%	6.83%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.82%	2.52%	1.52%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	08/31/2009	$18,712	N.A.
Class I	$250,000	08/31/2009	$516,768	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Greater China Growth Fund

August 31, 2019

Fund Profile

Regional Allocation (% of net assets)5

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Tencent Holdings, Ltd.	8.7%

AIA Group, Ltd.	8.7

Ping An Insurance (Group) Co. of China, Ltd., Class H	5.9

ANTA Sports Products, Ltd.	4.3

China Resources Gas Group, Ltd.	4.1

Hong Kong Exchanges and Clearing, Ltd.	4.0

Link REIT	3.8

Haier Electronics Group Co., Ltd.	3.6

TravelSky Technology, Ltd., Class H	3.4

Taiwan Semiconductor Manufacturing Co., Ltd.	3.4

Total	49.9%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Greater China Growth Fund

August 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Purchasing Managers’ Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. It consists of a diffusion index that summarizes whether market conditions, as viewed by purchasing managers, are expanding, staying the same, or contracting. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Greater China Growth Fund

August 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 – August 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/19)	Ending Account Value (8/31/19)	Expenses Paid During Period* (3/1/19 – 8/31/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,000.40	$9.13	1.81%
Class C	$1,000.00	$997.20	$12.53	2.49%
Class I	$1,000.00	$1,002.10	$7.67	1.52%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.10	$9.20	1.81%
Class C	$1,000.00	$1,012.70	$12.63	2.49%
Class I	$1,000.00	$1,017.50	$7.73	1.52%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2019.

6

Eaton Vance

Greater China Growth Fund

August 31, 2019

Portfolio of Investments

Common Stocks — 97.6%
Security	Shares	Value

China — 62.7%

Food Products — 12.4%

China Mengniu Dairy Co., Ltd.	550,000	$2,175,769

Dali Foods Group Co., Ltd.(1)	4,284,500	2,849,015

Foshan Haitian Flavouring & Food Co., Ltd., Class A	94,900	1,522,542

Inner Mongolia Yili Industrial Group Co., Ltd., Class A	876,643	3,514,384

Tingyi (Cayman Islands) Holding Corp.	2,074,000	2,851,710

		$12,913,420

Gas Utilities — 4.1%

China Resources Gas Group, Ltd.	858,000	$4,233,921

		$4,233,921

Health Care Equipment & Supplies — 2.2%

AK Medical Holdings, Ltd.(1)	2,552,000	$2,252,937

		$2,252,937

Health Care Providers & Services — 3.0%

Sinopharm Group Co., Ltd., Class H	872,400	$3,148,503

		$3,148,503

Health Care Technology — 2.5%

Ping An Healthcare and Technology Co., Ltd.(1)(2)	450,500	$2,661,878

		$2,661,878

Hotels, Restaurants & Leisure — 2.3%

Xiabuxiabu Catering Management China Holdings Co., Ltd.(1)	1,495,000	$1,921,667

Yum China Holdings, Inc.	11,367	516,403

		$2,438,070

Household Durables — 6.3%

Haier Electronics Group Co., Ltd.	1,445,000	$3,762,408

Zhejiang Supor Co., Ltd., Class A	272,925	2,763,911

		$6,526,319

Insurance — 8.2%

China Pacific Insurance (Group) Co., Ltd., Class H	610,200	$2,435,653

Ping An Insurance (Group) Co. of China, Ltd., Class H	532,500	6,109,376

		$8,545,029

Security	Shares	Value

Interactive Media & Services — 8.7%

Tencent Holdings, Ltd.	220,200	$9,091,073

		$9,091,073

IT Services — 3.4%

TravelSky Technology, Ltd., Class H	1,781,000	$3,569,276

		$3,569,276

Marine — 0.6%

SITC International Holdings Co., Ltd.	563,000	$582,853

		$582,853

Personal Products — 0.7%

Hengan International Group Co., Ltd.	118,000	$776,545

		$776,545

Real Estate Management & Development — 1.0%

China Overseas Land & Investment, Ltd.	326,000	$1,028,375

		$1,028,375

Textiles, Apparel & Luxury Goods — 4.3%

ANTA Sports Products, Ltd.	537,000	$4,454,434

		$4,454,434

Wireless Telecommunication Services — 3.0%

China Mobile, Ltd.	380,500	$3,148,478

		$3,148,478

Total China (identified cost $47,148,602)		$65,371,111

Hong Kong — 23.8%

Capital Markets — 4.0%

Hong Kong Exchanges and Clearing, Ltd.	136,121	$4,154,252

		$4,154,252

Equity Real Estate Investment Trusts (REITs) — 3.8%

Link REIT	355,500	$3,985,267

		$3,985,267

Food & Staples Retailing — 1.2%

Dairy Farm International Holdings, Ltd.	174,373	$1,247,196

		$1,247,196

7	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Food Products — 0.6%

Vitasoy International Holdings, Ltd.	132,000	$613,479

		$613,479

Hotels, Restaurants & Leisure — 2.7%

Sands China, Ltd.	634,400	$2,872,078

		$2,872,078

Insurance — 8.7%

AIA Group, Ltd.	936,800	$9,065,179

		$9,065,179

Real Estate Management & Development — 2.0%

CK Asset Holdings, Ltd.	303,856	$2,057,815

		$2,057,815

Textiles, Apparel & Luxury Goods — 0.8%

Samsonite International SA(1)	443,400	$843,806

		$843,806

Total Hong Kong (identified cost $15,655,885)		$24,839,072

Taiwan — 11.1%

Banks — 1.2%

CTBC Financial Holding Co., Ltd.	1,856,881	$1,202,751

		$1,202,751

Electronic Equipment, Instruments & Components — 1.1%

Largan Precision Co., Ltd.	9,000	$1,117,548

		$1,117,548

Food & Staples Retailing — 3.0%

President Chain Store Corp.	335,000	$3,114,634

		$3,114,634

Insurance — 1.2%

Cathay Financial Holding Co., Ltd.	994,929	$1,271,261

		$1,271,261

Multiline Retail — 1.2%

Poya International Co., Ltd.	98,462	$1,305,466

		$1,305,466

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 3.4%

Taiwan Semiconductor Manufacturing Co., Ltd.	428,839	$3,523,609

		$3,523,609

Total Taiwan (identified cost $7,778,784)		$11,535,269

Total Common Stocks — 97.6% (identified cost $70,583,271)		$101,745,452

Other Assets, Less Liabilities — 2.4%		$2,484,578

Net Assets — 100.0%		$104,230,030

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At August 31, 2019, the aggregate value of these securities is $10,529,303 or 10.1% of the Fund’s net assets.

(2)	Non-income producing security.

8	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2019

Statement of Assets and Liabilities

Assets	August 31, 2019

Unaffiliated investments, at value (identified cost, $70,583,271)	$101,745,452

Cash	2,657,354

Foreign currency, at value (identified cost, $67,786)	67,837

Dividends receivable	299,882

Receivable for Fund shares sold	43,856

Total assets	$104,814,381

Liabilities

Payable for investments purchased	$209,982

Payable for Fund shares redeemed	121,973

Payable to affiliates:

Investment adviser fee	88,807

Administration fee	13,321

Distribution and service fees	23,307

Other	280

Accrued expenses	126,681

Total liabilities	$584,351

Net Assets	$104,230,030

Sources of Net Assets

Paid-in capital	$71,063,154

Distributable earnings	33,166,876

Total	$104,230,030

Class A Shares

Net Assets	$78,942,244

Shares Outstanding	3,403,172

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$23.20

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$24.62

Class C Shares

Net Assets	$3,735,682

Shares Outstanding	172,252

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$21.69

Class I Shares

Net Assets	$21,552,104

Shares Outstanding	920,437

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$23.42

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2019

Statement of Operations

Investment Income	Year Ended August 31, 2019

Dividends (net of foreign taxes, $132,784)	$2,210,595

Interest	47,284

Securities lending income, net	4,408

Total investment income	$2,262,287

Expenses

Investment adviser fee	$983,714

Administration fee	147,557

Distribution and service fees

Class A	225,154

Class C	69,911

Trustees’ fees and expenses	5,621

Custodian fee	66,844

Transfer and dividend disbursing agent fees	145,154

Legal and accounting services	71,697

Printing and postage	30,206

Registration fees	38,844

Miscellaneous	15,121

Total expenses	$1,799,823

Net investment income	$462,464

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$3,893,581

Foreign currency transactions	(4,305)

Net realized gain	$3,889,276

Change in unrealized appreciation (depreciation) —

Investments	$(2,174,043)

Foreign currency	(290)

Net change in unrealized appreciation (depreciation)	$(2,174,333)

Net realized and unrealized gain	$1,714,943

Net increase in net assets from operations	$2,177,407

10	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2019

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$462,464	$309,017

Net realized gain	3,889,276	10,808,047

Net change in unrealized appreciation (depreciation)	(2,174,333)	(3,453,747)

Net increase in net assets from operations	$2,177,407	$7,663,317

Distributions to shareholders(1) —

Class A	$(5,914,672)	$(8,270,376)

Class C	(922,720)	(1,421,009)

Class I	(863,823)	(1,208,731)

Total distributions to shareholders	$(7,701,215)	$(10,900,116)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$9,504,368	$4,755,840

Class C	985,499	1,184,023

Class I	24,529,360	4,490,363

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	5,095,127	7,120,886

Class C	839,311	1,295,620

Class I	825,699	949,387

Cost of shares redeemed

Class A	(11,900,598)	(11,671,557)

Class C	(2,664,853)	(2,696,144)

Class I	(12,450,644)	(6,260,724)

Net asset value of shares converted

Class A	6,483,267	—

Class C	(6,483,267)	—

Net increase (decrease) in net assets from Fund share transactions	$14,763,269	$(832,306)

Net increase (decrease) in net assets	$9,239,461	$(4,069,105)

Net Assets

At beginning of year	$94,990,569	$99,059,674

At end of year	$104,230,030	$94,990,569 (2)

(1)	For the year ended August 31, 2018, the source of distributions was as follows:

Net investment income — Class A $(473,372) and Class I $(97,186)

Net realized gain — Class A $(7,797,004), Class C $(1,421,009) and Class I $(1,111,545)

The current year presentation of distributions conforms with the Disclosure Update and Simplification Rule issued by the Securities and Exchange Commission, effective November 5, 2018.

(2)	Includes accumulated net investment loss of $(873,812) at August 31, 2018. The requirement to disclose the corresponding amount as of August 31, 2019 was eliminated.

11	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2019

Financial Highlights

	Class A

	Year Ended August 31,
	2019	2018	2017		2016		2015

Net asset value — Beginning of year	$24.560	$25.480	$20.380		$19.210		$22.200

Income (Loss) From Operations

Net investment income(1)	$0.094	$0.094	$0.168		$0.092		$0.020

Net realized and unrealized gain (loss)	0.604	1.861	5.111		2.210		(2.950)

Total income (loss) from operations	$0.698	$1.955	$5.279		$2.302		$(2.930)

Less Distributions

From net investment income	$(0.153)	$(0.165)	$(0.179)		$—		$(0.060)

From net realized gain	(1.905)	(2.710)	—		(1.132)		—

Total distributions	$(2.058)	$(2.875)	$(0.179)		$(1.132)		$(0.060)

Net asset value — End of year	$23.200	$24.560	$25.480		$20.380		$19.210

Total Return(2)	3.65%	7.69%	26.19	%(3)	12.50	%(3)	(13.26	)%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$78,942	$72,953	$75,137		$66,709		$68,475

Ratios (as a percentage of average daily net assets):

Expenses(4)	1.83%	1.82%	1.91	%(3)	1.95	%(3)	1.95	%(3)

Net investment income	0.41%	0.36%	0.78%		0.49%		0.09%

Portfolio Turnover	17%	12%	14%		8%		53%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and sub-adviser reimbursed certain operating expenses (equal to 0.05%, 0.08% and 0.01% of average daily net assets for the years ended August 31, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2019

Financial Highlights — continued

	Class C

	Year Ended August 31,
	2019	2018	2017		2016		2015

Net asset value — Beginning of year	$23.090	$24.120	$19.400		$18.450		$21.420

Income (Loss) From Operations

Net investment loss(1)	$(0.170)	$(0.090)	$(0.018)		$(0.042)		$(0.136)

Net realized and unrealized gain (loss)	0.675	1.770	4.877		2.124		(2.834)

Total income (loss) from operations	$0.505	$1.680	$4.859		$2.082		$(2.970)

Less Distributions

From net investment income	$—	$—	$(0.139)		$—		$—

From net realized gain	(1.905)	(2.710)	—		(1.132)		—

Total distributions	$(1.905)	$(2.710)	$(0.139)		$(1.132)		$—

Net asset value — End of year	$21.690	$23.090	$24.120		$19.400		$18.450

Total Return(2)	2.94%	6.93%	25.27	%(3)	11.73	%(3)	(13.82	)%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$3,736	$12,163	$12,855		$13,856		$15,073

Ratios (as a percentage of average daily net assets):

Expenses(4)	2.53%	2.52%	2.62	%(3)	2.65	%(3)	2.65	%(3)

Net investment loss	(0.80)%	(0.37)%	(0.09)%		(0.24)%		(0.64)%

Portfolio Turnover	17%	12%	14%		8%		53%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and sub-adviser reimbursed certain operating expenses (equal to 0.05%, 0.08% and 0.01% of average daily net assets for the years ended August 31, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

13	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2019

Financial Highlights — continued

	Class I

	Year Ended August 31,
	2019	2018	2017		2016		2015

Net asset value — Beginning of year	$24.790	$25.680	$20.500		$19.260		$22.240

Income (Loss) From Operations

Net investment income(1)	$0.302	$0.168	$0.281		$0.091		$0.100

Net realized and unrealized gain (loss)	0.466	1.889	5.096		2.281		(2.969)

Total income (loss) from operations	$0.768	$2.057	$5.377		$2.372		$(2.869)

Less Distributions

From net investment income	$(0.233)	$(0.237)	$(0.197)		$—		$(0.111)

From net realized gain	(1.905)	(2.710)	—		(1.132)		—

Total distributions	$(2.138)	$(2.947)	$(0.197)		$(1.132)		$(0.111)

Net asset value — End of year	$23.420	$24.790	$25.680		$20.500		$19.260

Total Return(2)	3.94%	8.06%	26.48	%(3)	12.90	%(3)	(13.00	)%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$21,552	$9,875	$11,067		$8,307		$10,298

Ratios (as a percentage of average daily net assets):

Expenses(4)	1.53%	1.52%	1.61	%(3)	1.65	%(3)	1.65	%(3)

Net investment income	1.29%	0.64%	1.29%		0.49%		0.45%

Portfolio Turnover	17%	12%	14%		8%		53%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and sub-adviser reimbursed certain operating expenses (equal to 0.05%, 0.08% and 0.01% of average daily net assets for the years ended August 31, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

14	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Greater China Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares of the Fund generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized

15

Eaton Vance

Greater China Growth Fund

August 31, 2019

Notes to Financial Statements — continued

gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2019 and August 31, 2018 was as follows:

	Year Ended August 31,
	2019	2018

Ordinary income	$534,754	$570,558

Long-term capital gains	$7,166,461	$10,329,558

During the year ended August 31, 2019, distributable earnings was decreased by $680,681 and paid-in capital was increased by $680,681 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$789,447

Undistributed long-term capital gains	$2,974,286

Net unrealized appreciation	$29,403,143

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$72,341,384

Gross unrealized appreciation	$34,108,206

Gross unrealized depreciation	(4,704,138)

Net unrealized appreciation	$29,404,068

16

Eaton Vance

Greater China Growth Fund

August 31, 2019

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and BMR, the fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of BMR or the Fund and by the vote of a majority of shareholders. For the year ended August 31, 2019, the investment adviser fee amounted to $983,714 or 1.00% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays BMO Global Asset Management (Asia) Limited (BMO GAM (Asia)) a portion of its investment adviser fee for sub-advisory services provided to the Fund.

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended August 31, 2019, the administration fee amounted to $147,557.

BMR and BMO GAM (Asia) have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.85%, 2.55% and 1.55% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after December 31, 2019. Pursuant to this agreement, BMR and BMO GAM (Asia) reimbursed no operating expenses for the year ended August 31, 2019.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2019, EVM earned $33,937 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $10,962 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2019. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser and administrator may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2019 amounted to $225,154 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2019, the Fund paid or accrued to EVD $52,433 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2019 amounted to $17,478 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2019, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $22,613,131 and $16,542,639, respectively, for the year ended August 31, 2019.

17

Eaton Vance

Greater China Growth Fund

August 31, 2019

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2019	2018

Sales	412,812	183,564

Issued to shareholders electing to receive payments of distributions in Fund shares	240,791	290,530

Redemptions	(517,778)	(453,220)

Converted from Class C shares	297,338	—

Net increase	433,163	20,874

	Year Ended August 31,
Class C	2019	2018

Sales	45,400	48,070

Issued to shareholders electing to receive payments of distributions in Fund shares	42,219	55,942

Redemptions	(123,958)	(110,390)

Converted to Class A shares	(318,080)	—

Net decrease	(354,419)	(6,378)

	Year Ended August 31,
Class I	2019	2018

Sales	1,024,332	171,840

Issued to shareholders electing to receive payments of distributions in Fund shares	38,729	38,468

Redemptions	(541,005)	(242,847)

Net increase (decrease)	522,056	(32,539)

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2019.

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

18

Eaton Vance

Greater China Growth Fund

August 31, 2019

Notes to Financial Statements — continued

The securities markets in the China region, which includes Hong Kong, China and Taiwan, are impacted by the economies of countries in the region, which differ from the U. S. economy in various ways, such as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the China region are affected by developments in the economies and governmental actions of their principal trading partners, such as the imposition of trading restrictions and tariffs. China’s governmental actions and the actions of other governments can also have a significant effect on the economic conditions in the China region, which could adversely affect the value and liquidity of investments.

10  Securities Lending Agreement

The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral. At August 31, 2019, the Fund had no securities on loan.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$—	$12,239,551		$—	$12,239,551

Consumer Discretionary	516,403	17,923,770		—	18,440,173

Consumer Staples	—	18,665,274		—	18,665,274

Financials	—	24,238,472		—	24,238,472

Health Care	—	8,063,318		—	8,063,318

Industrials	—	582,853		—	582,853

Information Technology	—	8,210,433		—	8,210,433

Real Estate	—	7,071,457		—	7,071,457

Utilities	—	4,233,921		—	4,233,921

Total Common Stocks	$516,403	$101,229,049	*	$—	$101,745,452

Total Investments	$516,403	$101,229,049		$—	$101,745,452

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

19

Eaton Vance

Greater China Growth Fund

August 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Greater China Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater China Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 18, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

20

Eaton Vance

Greater China Growth Fund

August 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, the foreign tax credit and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended August 31, 2019, the Fund designates approximately $662,645, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 2.04% qualifies for the corporate dividends received deduction.

Foreign Tax Credit.  For the fiscal year ended August 31, 2019, the Fund paid foreign taxes of $132,784 and recognized foreign source income of $2,334,683.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2019, $3,765,978 or, if subsequently determined to be different, the net capital gain of such year.

21

Eaton Vance

Greater China Growth Fund

August 31, 2019

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 24, 2019, the Boards of Trustees/Directors (collectively, the “Board”) of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory and sub-advisory agreements for each of the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between February and April 2019. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory and sub-advisory agreements.

Among other things, the information the Board considered included the following (for funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and related fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•

Data regarding investment performance relative to benchmark indices and, in certain instances, to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser (where applicable) to each fund in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser (where applicable) to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) to each fund as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser (where applicable) to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, if applicable;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any;

22

Eaton Vance

Greater China Growth Fund

August 31, 2019

Board of Trustees’ Contract Approval — continued

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the adviser or administrator to each of the funds; and

•	The terms of each investment advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2019, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers (where applicable) of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its Committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers (as applicable), with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Greater China Growth Fund (the “Fund”) and Boston Management and Research (the “Adviser”) and the sub-advisory agreement between the Adviser and BMO Global Asset Management (Asia) Limited (the “Sub-adviser”), with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser, the Sub-adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

23

Eaton Vance

Greater China Growth Fund

August 31, 2019

Board of Trustees’ Contract Approval — continued

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended September 30, 2018. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2018, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Fund and other types of accounts. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

24

Eaton Vance

Greater China Growth Fund

August 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 163 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 163 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years.(2) Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

25

Eaton Vance

Greater China Growth Fund

August 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years.(2) None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(3)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

26

Eaton Vance

Greater China Growth Fund

August 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(3)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

27

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

28

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser

BMO Global Asset Management (Asia) Limited

Suite 3808, One Exchange Square

Central, Hong Kong

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

406    8.31.19

Eaton Vance

Richard Bernstein All Asset

Strategy Fund

Annual Report

August 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2019

Eaton Vance

Richard Bernstein All Asset Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	26

Federal Tax Information	27

Board of Trustees’ Contract Approval	28

Management and Organization	31

Important Notices	33

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Amid trade war fears and slowing economic growth, U.S. and global stocks delivered mixed returns for the 12-month period ended August 31, 2019.

U.S. stocks opened the period in positive territory, but soon reversed course amid fears of a global trade war due to President Trump’s imposition of broad new import tariffs. However, U.S. economic data remained largely positive during the period, prompting the U.S. Federal Reserve Board (the Fed) in December 2018 to again raise its benchmark interest rate.

Stocks turned higher in early 2019 as trade fears eased and interest rates remained stable. U.S. equities rose after Fed Chairman Jerome Powell in January signaled a slower pace for interest rate hikes. Meanwhile, U.S. economic indicators sent mixed signals. The job market remained robust with the U.S. unemployment rate dipping below 4%. But retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in auto production.

U.S. stocks were volatile during the spring of 2019. Heightened trade war concerns drove equity markets lower in May, before easing tensions helped stocks recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.

While the Fed held interest rates steady through the first six months of 2019, it held out the possibility of a rate cut if economic data weakened. The Fed cut came in July, its first interest rate reduction in a decade. Stocks, however, pulled back following the Fed move and fell further in the final month of the period amid renewed escalation of U.S.-China trade tensions.

Like U.S. stocks, global markets were volatile during the 12-month period. Besides U.S.-China trade tensions and signs of slowing economic growth, European markets faced the added uncertainty of Brexit, the United Kingdom’s pending exit from the European Union. A manufacturing downturn in the U.K. worsened during the period with a key gauge hitting a six-year low. Global energy demand remained weak, prompting Organization of the Petroleum Exporting Countries (OPEC) to extend crude oil production cuts in hopes of spurring higher prices.

For the 12-month period ended August 31, 2019, the MSCI World Index,2 a proxy for global equities, rose 0.26%. The MSCI EAFE Index of developed-market international equities fell -3.26%, while the MSCI Emerging Markets Index declined -4.36%. In the U.S., the blue-chip Dow Jones Industrial Average® gained 4.12%, while the broader U.S. equity market, as represented by the S&P 500® Index, advanced 2.92%.

On the fixed income side, bond prices generally rose and interest rates fell across the maturity spectrum, as slowing global growth boosted demand. In particular, U.S. Treasuries and investment- grade corporate bonds delivered notable performance in the 12-month period, as investors shunned risk. High yield corporate bonds lost ground during the period. In March 2019, the U.S. yield curve7 inverted, leaving longer-term government debt with lower rates than short-term securities. Some analysts termed the yield curve inversion a harbinger of recession, as investors’ near-term economic worries increased demand for longer-term bonds. Municipal bonds also delivered solid results during the period amid strong demand and a limited supply of new issues.

For the 12-month period, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond market, rose 10.17%. The municipal market, as measured by the Bloomberg Barclays Municipal Bond Index rose 8.72% for the period.

Fund Performance

For the 12-month period ended August 31, 2019, Eaton Vance Richard Bernstein All Asset Strategy Fund (the Fund) had a total return of -2.43% for Class A shares at net asset value (NAV), underperforming the blended benchmark, a 60%/40% blend of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI ACWI Index, respectively, which returned 6.26% for the same period.

Using a macro-driven, top-down asset allocation approach, the Fund seeks potentially overlooked investment opportunities worldwide. The Fund underperformed the blended benchmark largely due to an overweight in equities (averaging 54% of Fund assets versus the 40% allocation in the benchmark) and a corresponding underweight in fixed income securities.

Early in the 12-month period, the Fund’s overweight allocation to the information technology sector, particularly in the U.S., detracted from relative Fund performance. Information technology and other cyclical sector stocks declined sharply in the fourth quarter of 2018, as the combination of a Fed interest rate hike and an increasingly unpredictable trade conflict with China unnerved markets. The Fund significantly reduced its information technology weighting in January 2019.

The Fund’s overweight exposure to the Japanese consumer staples sector also constrained relative Fund results. Management made the allocation expecting the sector, which has traditionally been less correlated to the business cycle, could benefit from an expected slowdown in corporate profits growth in Japan. However, while corporate profits weakened, consumer staples stocks nevertheless underperformed.

An overweight exposure to China, especially in the communication services sector, also detracted from relative Fund performance amid rising U.S.-China trade tensions and slowing global economic growth. One of the Fund’s weakest performing investments during the 12-month period was the iShares MSCI China ETF.

Within the Fund’s fixed income investments, the Fund’s overweight allocation to short-term U.S. Treasury securities hampered relative Fund performance due to falling interest rates and the flattening of the yield curve during the 12-month period. Both an underweight exposure to investment-grade corporate bonds and an overweight to high yield corporate bonds detracted from Fund’s relative performance. The former outperformed, while the latter underperformed as corporate profits slowed.

On the positive side, securities selection in U.S. materials stocks contributed to relative Fund performance. Within the sector, the chemicals and containers and packaging industries both delivered notable results.

The Fund’s overweight exposure to U.S. large-cap consumer staples stocks also boosted relative Fund performance. The group outperformed in 2019 as corporate profit growth began to slow, increasing demand for sectors that have been traditionally less vulnerable to economic downturns, such as consumer staples. Stock selection in the utilities sector, especially in the multi-utilities and electric utilities industries, also contributed to relative Fund performance.

Within fixed income, the Fund’s lack of exposure to securitized bonds, primarily mortgage-backed securities, aided relative Fund performance. The group underperformed as interest rates fell.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Performance2,3

Portfolio Managers Richard Bernstein, Matthew Griswold, CFA, and Henry Timmons, CFA, each of Richard Bernstein Advisors LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	09/30/2011	09/30/2011	–2.43%	3.62%	6.09%
Class A with 5.75% Maximum Sales Charge	—	—	–8.03	2.41	5.30
Class C at NAV	09/30/2011	09/30/2011	–3.16	2.85	5.29
Class C with 1% Maximum Sales Charge	—	—	–4.11	2.85	5.29
Class I at NAV	09/30/2011	09/30/2011	–2.22	3.88	6.35
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	10.17%	3.35%	3.12%
MSCI ACWI Index	—	—	–0.28	5.51	10.10
Blended Index	—	—	6.26	4.40	6.05

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.32%	2.07%	1.07%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2011	$15,048	N.A.
Class I	$250,000	09/30/2011	$407,197	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Fund Profile

Country Allocation (% of net assets)5

Top 10 Holdings (% of net assets)6

Schwab U.S. TIPS ETF	13.6%

iShares MSCI China ETF	4.3

U.S. Treasury Note, 1.25% 3/31/21	2.7

First Trust Low Duration Opportunities ETF	2.7

U.S. Treasury Note, 2.25% 4/30/21	2.5

U.S. Treasury Note, 3.50% 5/15/20	2.3

U.S. Treasury Note, 2.00% 11/30/20	2.3

U.S. Treasury Note, 1.625% 6/30/20	2.0

U.S. Treasury Note, 2.625% 11/15/20	2.0

U.S. Treasury Note, 1.375% 4/30/21	1.9

Total	36.3%

Asset Allocation (% of net assets)5

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI ACWI Index is an unmanaged free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average® is a price- weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. The Blended Index consists of 60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% MSCI ACWI Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Fund may obtain exposure to certain market segments through investments in exchange-traded funds (ETFs). For purposes of the charts, the Fund’s investments in ETFs are included based on the portfolio composition of each ETF.

[6]	Excludes cash and cash equivalents.

[7]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term rates fall and/or short-term rates increase, and the yield curve steepens when long-term rates increase and/or short-term rates fall.

Fund profile subject to change due to active management.

5

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 – August 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/19)	Ending Account Value (8/31/19)	Expenses Paid During Period* (3/1/19 – 8/31/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,027.90	$6.24	1.22%
Class C	$1,000.00	$1,024.10	$10.05	1.97%
Class I	$1,000.00	$1,029.20	$4.96	0.97%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$6.21	1.22%
Class C	$1,000.00	$1,015.30	$10.01	1.97%
Class I	$1,000.00	$1,020.30	$4.94	0.97%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2019.

6

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Portfolio of Investments

Common Stocks — 44.3%
Security	Shares	Value

Aerospace & Defense — 0.2%

Boeing Co. (The)	1,772	$645,167

MTU Aero Engines AG	1,983	542,647

Thales SA	3,710	428,975

		$1,616,789

Automobiles — 0.1%

Daimler AG	13,718	$645,413

		$645,413

Banks — 1.7%

Bank of America Corp.	48,002	$1,320,535

HSBC Holdings PLC	104,280	750,781

JPMorgan Chase & Co.	19,284	2,118,540

M&T Bank Corp.	6,685	977,414

People’s United Financial, Inc.	64,833	931,650

PNC Financial Services Group, Inc. (The)	9,435	1,216,454

U.S. Bancorp	26,682	1,405,875

Wells Fargo & Co.	57,012	2,655,049

		$11,376,298

Beverages — 1.1%

Asahi Group Holdings, Ltd.	20,300	$946,398

Britvic PLC	77,886	823,877

Brown-Forman Corp., Class B	18,086	1,066,893

Coca-Cola Co. (The)	49,541	2,726,737

PepsiCo, Inc.	14,193	1,940,609

		$7,504,514

Biotechnology — 1.2%

AbbVie, Inc.	18,165	$1,194,167

Amgen, Inc.	10,363	2,161,929

Biogen, Inc.(1)	3,379	742,535

CSL, Ltd.	9,458	1,532,044

Gilead Sciences, Inc.	15,670	995,672

Vertex Pharmaceuticals, Inc.(1)	5,958	1,072,559

		$7,698,906

Building Products — 0.1%

Kingspan Group PLC	8,400	$383,471

		$383,471

Security	Shares	Value

Capital Markets — 1.2%

Bank of New York Mellon Corp. (The)	35,638	$1,498,934

BlackRock, Inc.	3,750	1,584,600

Charles Schwab Corp. (The)	25,576	978,793

CME Group, Inc.	5,707	1,240,074

Intercontinental Exchange, Inc.	11,525	1,077,357

Morgan Stanley	20,838	864,569

State Street Corp.	9,274	475,849

		$7,720,176

Chemicals — 1.1%

Air Liquide SA	3,248	$452,546

Air Products and Chemicals, Inc.	5,146	1,162,584

Eastman Chemical Co.	7,451	487,072

Ecolab, Inc.	7,259	1,497,604

Givaudan SA	294	797,255

LyondellBasell Industries NV, Class A	7,059	546,226

Sherwin-Williams Co. (The)	4,168	2,195,494

Sika AG	3,424	492,809

		$7,631,590

Commercial Services & Supplies — 0.1%

Securitas AB, Class B	26,897	$403,340

		$403,340

Communications Equipment — 0.1%

Cisco Systems, Inc.	11,381	$532,745

		$532,745

Construction & Engineering — 0.1%

Eiffage SA	4,734	$490,553

		$490,553

Consumer Finance — 0.1%

American Express Co.	8,303	$999,432

		$999,432

Containers & Packaging — 0.5%

AptarGroup, Inc.	8,865	$1,083,480

Ball Corp.	18,650	1,499,647

Sonoco Products Co.	10,594	605,977

		$3,189,104

7	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Distributors — 0.2%

Genuine Parts Co.	11,596	$1,047,003

		$1,047,003

Diversified Consumer Services — 0.1%

TAL Education Group ADR(1)	26,730	$952,390

		$952,390

Diversified Financial Services — 0.2%

Berkshire Hathaway, Inc., Class B(1)	5,962	$1,212,730

		$1,212,730

Diversified Telecommunication Services — 0.6%

AT&T, Inc.	58,680	$2,069,057

Verizon Communications, Inc.	28,449	1,654,594

		$3,723,651

Electric Utilities — 1.8%

Alliant Energy Corp.	19,675	$1,031,954

Enel SpA	127,008	921,416

Eversource Energy	24,310	1,947,960

Iberdrola SA	75,583	778,052

IDACORP, Inc.	15,546	1,707,106

NextEra Energy, Inc.	11,743	2,572,657

Red Electrica Corp. SA	58,686	1,165,418

SSE PLC	43,580	611,399

Xcel Energy, Inc.	16,880	1,084,034

		$11,819,996

Electronic Equipment, Instruments & Components — 0.1%

Hexagon AB, Class B	8,242	$367,071

		$367,071

Entertainment — 0.1%

Walt Disney Co. (The)	3,934	$539,981

		$539,981

Equity Real Estate Investment Trusts (REITs) — 1.6%

American Tower Corp.	2,378	$547,392

Digital Realty Trust, Inc.	4,432	547,928

EPR Properties	14,263	1,116,080

Equity LifeStyle Properties, Inc.	9,650	1,300,048

Essex Property Trust, Inc.	4,168	1,339,012

Extra Space Storage, Inc.	6,557	799,429

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)

Federal Realty Investment Trust	8,913	$1,151,649

National Retail Properties, Inc.	15,117	848,819

Simon Property Group, Inc.	7,045	1,049,282

Weingarten Realty Investors	38,989	1,032,819

Welltower, Inc.	12,247	1,096,841

		$10,829,299

Food & Staples Retailing — 1.9%

Costco Wholesale Corp.	10,040	$2,959,390

Create SD Holdings Co., Ltd.	32,900	739,847

George Weston, Ltd.	12,332	1,001,917

Heiwado Co., Ltd.	34,700	642,145

Kroger Co. (The)	29,196	691,361

Loblaw Cos., Ltd.	18,837	1,030,984

San-A Co., Ltd.	21,200	880,766

Sugi Holdings Co., Ltd.	20,200	1,059,072

Tsuruha Holdings, Inc.	9,300	1,013,920

Walgreens Boots Alliance, Inc.	18,264	934,934

Walmart, Inc.	11,191	1,278,684

Yaoko Co., Ltd.	14,600	648,121

		$12,881,141

Food Products — 3.1%

AAK AB	65,737	$1,309,653

Archer-Daniels-Midland Co.	19,445	739,882

Associated British Foods PLC	29,596	818,814

Calbee, Inc.	26,000	792,383

General Mills, Inc.	21,761	1,170,742

Hershey Co. (The)	13,171	2,087,340

Hormel Foods Corp.	35,353	1,506,391

JM Smucker Co. (The)	8,389	882,187

Kellogg Co.	14,159	889,185

Kewpie Corp.	35,800	836,915

Kikkoman Corp.	15,100	678,700

McCormick & Co., Inc.	11,067	1,802,482

MEIJI Holdings Co., Ltd.	10,100	701,176

Nestle SA	16,445	1,847,997

Nisshin Seifun Group, Inc.	42,500	798,827

S Foods, Inc.	21,000	595,551

Saputo, Inc.	44,409	1,334,872

Tyson Foods, Inc., Class A	14,543	1,353,081

Yakult Honsha Co., Ltd.	11,500	661,842

		$20,808,020

8	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Gas Utilities — 0.5%

Enagas SA	29,151	$634,707

Naturgy Energy Group SA	49,837	1,306,071

Rubis SCA	24,999	1,446,042

		$3,386,820

Health Care Equipment & Supplies — 4.8%

Abbott Laboratories	21,145	$1,804,092

Baxter International, Inc.	14,973	1,316,875

Becton, Dickinson and Co.	8,435	2,141,815

Boston Scientific Corp.(1)	30,732	1,313,178

Cooper Cos., Inc. (The)	4,943	1,531,094

Danaher Corp.	18,680	2,654,241

DENTSPLY SIRONA, Inc.	20,528	1,070,535

Edwards Lifesciences Corp.(1)	5,443	1,207,475

Fisher & Paykel Healthcare Corp., Ltd.	150,074	1,572,458

GN Store Nord A/S	19,991	837,173

Hoya Corp.	14,000	1,138,251

IDEXX Laboratories, Inc.(1)	4,541	1,315,709

Intuitive Surgical, Inc.(1)	2,089	1,068,189

Koninklijke Philips NV	27,134	1,278,942

Medtronic PLC	16,182	1,745,876

ResMed, Inc.	9,516	1,325,579

Sartorius AG, PFC Shares	6,444	1,292,296

Siemens Healthineers AG(2)	20,567	808,945

Stryker Corp.	11,065	2,441,603

Sysmex Corp.	15,900	1,013,355

Terumo Corp.	29,600	858,911

Varian Medical Systems, Inc.(1)	6,685	708,142

West Pharmaceutical Services, Inc.	8,370	1,217,500

		$31,662,234

Health Care Providers & Services — 3.3%

Alfresa Holdings Corp.	31,100	$703,422

Anthem, Inc.	6,925	1,811,026

Cardinal Health, Inc.	17,798	767,628

Centene Corp.(1)	14,238	663,775

Cigna Corp.	10,451	1,609,140

CVS Health Corp.	30,049	1,830,585

Henry Schein, Inc.(1)	10,993	677,389

Humana, Inc.	3,427	970,561

Laboratory Corp. of America Holdings(1)	6,419	1,075,568

McKesson Corp.	9,145	1,264,479

MEDNAX, Inc.(1)	24,153	509,145

Orpea	7,961	1,004,655

Quest Diagnostics, Inc.	9,864	1,009,778

Security	Shares	Value

Health Care Providers & Services (continued)

Ramsay Health Care, Ltd.	35,071	$1,549,010

Ryman Healthcare, Ltd.	167,431	1,373,260

UnitedHealth Group, Inc.	13,206	3,090,204

Universal Health Services, Inc., Class B	12,481	1,804,503

		$21,714,128

Health Care Technology — 0.2%

Cerner Corp.	15,697	$1,081,680

		$1,081,680

Hotels, Restaurants & Leisure — 0.6%

Marriott International, Inc., Class A	9,029	$1,138,196

McDonald’s Corp.	13,030	2,840,149

		$3,978,345

Household Durables — 0.1%

Bellway PLC	23,316	$825,069

		$825,069

Household Products — 1.7%

Church & Dwight Co., Inc.	23,091	$1,842,200

Clorox Co. (The)	10,002	1,581,916

Colgate-Palmolive Co.	25,440	1,886,376

Henkel AG & Co. KGaA	15,069	1,394,890

Kimberly-Clark Corp.	10,179	1,436,359

Procter & Gamble Co. (The)	21,603	2,597,329

Reckitt Benckiser Group PLC	10,759	840,825

		$11,579,895

Insurance — 1.0%

Aflac, Inc.	17,242	$865,204

Allianz SE	1,865	411,613

Aon PLC	12,000	2,338,200

Marsh & McLennan Cos., Inc.	19,817	1,979,520

Swiss Life Holding AG	2,805	1,333,852

		$6,928,389

Interactive Media & Services — 1.4%

Alphabet, Inc., Class A(1)	1,745	$2,077,475

Alphabet, Inc., Class C(1)	1,849	2,196,797

Autohome, Inc. ADR(1)	13,140	1,145,282

Facebook, Inc., Class A(1)	14,493	2,690,915

Tencent Holdings, Ltd.	26,600	1,098,195

		$9,208,664

9	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Internet & Direct Marketing Retail — 0.9%

Alibaba Group Holding, Ltd. ADR(1)	8,300	$1,452,749

Amazon.com, Inc.(1)	2,618	4,650,327

		$6,103,076

IT Services — 0.3%

Atos SE	5,537	$418,924

Mastercard, Inc., Class A	2,446	688,231

Visa, Inc., Class A	4,700	849,854

		$1,957,009

Life Sciences Tools & Services — 1.2%

Illumina, Inc.(1)	3,255	$915,762

Lonza Group AG	3,011	1,068,709

Mettler-Toledo International, Inc.(1)	2,285	1,500,765

PerkinElmer, Inc.	10,625	878,687

Sartorius Stedim Biotech	8,271	1,280,189

Thermo Fisher Scientific, Inc.	9,275	2,662,481

		$8,306,593

Media — 0.1%

Comcast Corp., Class A	15,071	$667,042

		$667,042

Multi-Utilities — 1.1%

CMS Energy Corp.	16,773	$1,057,538

DTE Energy Co.	7,442	964,930

NorthWestern Corp.	23,698	1,716,683

Suez	69,637	1,081,186

Telecom Plus PLC	43,074	610,032

WEC Energy Group, Inc.	23,015	2,204,146

		$7,634,515

Oil, Gas & Consumable Fuels — 0.9%

BP PLC	99,558	$606,333

Chevron Corp.	7,261	854,765

Exxon Mobil Corp.	24,362	1,668,310

Pembina Pipeline Corp.	25,586	938,239

Royal Dutch Shell PLC, Class A	22,024	611,897

World Fuel Services Corp.	35,223	1,352,563

		$6,032,107

Personal Products — 1.4%

Beiersdorf AG	14,146	$1,783,097

Estee Lauder Cos., Inc. (The), Class A	8,937	1,769,437

Security	Shares	Value

Personal Products (continued)

Kao Corp.	11,100	$800,963

Kose Corp.	5,400	928,635

Unilever NV	37,979	2,356,530

Unilever PLC	27,956	1,766,209

		$9,404,871

Pharmaceuticals — 3.5%

Astellas Pharma, Inc.	118,100	$1,630,190

Bayer AG	15,190	1,128,977

Bristol-Myers Squibb Co.	19,300	927,751

Chugai Pharmaceutical Co., Ltd.	13,700	978,462

Eli Lilly & Co.	11,614	1,312,034

Johnson & Johnson	15,548	1,995,741

Kaken Pharmaceutical Co., Ltd.	17,200	823,031

Merck & Co., Inc.	33,347	2,883,515

Merck KGaA	14,655	1,570,075

Novo Nordisk A/S, Class B	43,010	2,240,923

Pfizer, Inc.	77,156	2,742,896

Roche Holding AG PC	6,578	1,797,506

Sanofi	11,110	954,434

Shionogi & Co., Ltd.	13,900	744,003

Zoetis, Inc.	12,835	1,622,601

		$23,352,139

Professional Services — 0.1%

AF POYRY AB	19,925	$449,729

		$449,729

Road & Rail — 0.1%

DSV A/S	4,672	$463,581

		$463,581

Semiconductors & Semiconductor Equipment — 0.1%

Intel Corp.	19,545	$926,628

		$926,628

Software — 1.0%

Microsoft Corp.	46,948	$6,472,251

		$6,472,251

Specialty Retail — 0.8%

Home Depot, Inc. (The)	9,297	$2,118,879

Industria de Diseno Textil SA	17,060	527,902

10	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Specialty Retail (continued)

Lowe’s Cos., Inc.	11,067	$1,241,717

TJX Cos., Inc. (The)	32,852	1,805,875

		$5,694,373

Technology Hardware, Storage & Peripherals — 1.0%

Apple, Inc.	30,602	$6,387,862

		$6,387,862

Textiles, Apparel & Luxury Goods — 0.3%

NIKE, Inc., Class B	24,416	$2,063,152

		$2,063,152

Tobacco — 0.4%

Altria Group, Inc.	37,378	$1,634,914

Philip Morris International, Inc.	11,064	797,604

		$2,432,518

Trading Companies & Distributors — 0.2%

Brenntag AG	10,953	$528,640

Bunzl PLC	17,838	437,518

Indutrade AB	14,305	409,415

		$1,375,573

Total Common Stocks (identified cost $246,730,104)		$294,461,856

U.S. Treasury Obligations — 27.8%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Notes:

1.25%, 3/31/21	$18,270	$18,168,044

1.375%, 1/15/20	3,520	3,513,950

1.375%, 2/29/20	4,732	4,719,217

1.375%, 4/30/20	3,000	2,990,215

1.375%, 5/31/20	3,571	3,558,306

1.375%, 4/30/21	12,697	12,652,460

1.50%, 5/31/20	3,666	3,656,577

1.50%, 6/15/20	3,500	3,490,699

1.50%, 7/15/20	9,173	9,147,380

1.625%, 12/31/19	3,660	3,655,754

1.625%, 6/30/20	13,458	13,434,769

1.625%, 7/31/20	4,071	4,064,062

2.00%, 7/31/20	3,500	3,505,264

2.00%, 11/30/20	14,949	15,002,905

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Notes: (continued)

2.125%, 8/31/20	$4,350	$4,363,748

2.125%, 1/31/21	9,109	9,168,399

2.125%, 8/15/21	9,134	9,236,734

2.25%, 4/30/21	16,703	16,882,077

2.625%, 11/15/20	12,893	13,031,497

2.625%, 7/15/21	6,010	6,127,970

2.75%, 8/15/21	8,988	9,196,901

3.50%, 5/15/20	15,397	15,569,817

Total U.S. Treasury Obligations (identified cost $183,242,622)		$185,136,745

Exchange-Traded Funds(3) — 22.3%
Security	Shares	Value

Equity Funds — 4.3%

iShares MSCI China ETF	509,791	$28,762,408

		$28,762,408

Fixed Income Funds — 16.3%

First Trust Low Duration Opportunities ETF	340,700	$17,706,179

Schwab U.S. TIPS ETF	1,581,000	90,812,640

		$108,518,819

Short-Term Fixed Income Funds — 1.7%

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	108,947	$11,086,447

		$11,086,447

Total Exchange-Traded Funds (identified cost $151,756,579)		$148,367,674

Short-Term Investments — 5.5%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 2.20%(4)	36,529,231	$36,525,578

Total Short-Term Investments (identified cost $36,528,974)		$36,525,578

Total Investments — 99.9% (identified cost $618,258,279)		$664,491,853

Other Assets, Less Liabilities — 0.1%		$659,389

Net Assets — 100.0%		$665,151,242

11	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At August 31, 2019, the aggregate value of these securities is $808,945 or 0.1% of the Fund’s net assets.

(3)

The Fund is permitted to invest in certain Exchange-Traded Funds (ETFs) in excess of the limits set forth in the Investment Company Act of 1940, as amended, in reliance upon exemptive relief provided to the ETFs by the Securities and Exchange Commission and meeting certain conditions set forth in the exemptive orders.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2019.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value

United States	64.8%	$430,989,520

Japan	3.1	20,614,886

United Kingdom	1.7	11,059,284

Germany	1.5	10,106,593

France	1.1	7,557,504

Switzerland	1.1	7,338,128

China	0.7	4,648,616

Spain	0.7	4,412,150

Canada	0.7	4,306,012

Denmark	0.5	3,541,677

Australia	0.5	3,081,054

New Zealand	0.4	2,945,718

Sweden	0.4	2,939,208

Netherlands	0.2	1,278,942

Italy	0.1	921,416

Ireland	0.1	383,471

Exchange-Traded Funds	22.3	148,367,674

Total Investments	99.9%	$664,491,853

Abbreviations:

ADR	–	American Depositary Receipt

PC	–	Participation Certificate

PFC Shares	–	Preference Shares

12	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Statement of Assets and Liabilities

Assets	August 31, 2019

Unaffiliated investments, at value (identified cost, $581,729,305)	$627,966,275

Affiliated investment, at value (identified cost, $36,528,974)	36,525,578

Foreign currency, at value (identified cost, $8,598)	8,432

Dividends receivable	476,321

Interest receivable	889,616

Dividends receivable from affiliated investment	74,783

Receivable for Fund shares sold	637,862

Tax reclaims receivable	313,998

Total assets	$666,892,865

Liabilities

Payable for Fund shares redeemed	$898,701

Payable to affiliates:

Investment adviser and administration fee	475,052

Distribution and service fees	118,825

Accrued expenses	249,045

Total liabilities	$1,741,623

Net Assets	$665,151,242

Sources of Net Assets

Paid-in capital	$598,059,870

Distributable earnings	67,091,372

Total	$665,151,242

Class A Shares

Net Assets	$76,452,805

Shares Outstanding	5,320,446

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$14.37

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$15.25

Class C Shares

Net Assets	$121,049,200

Shares Outstanding	8,628,422

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$14.03

Class I Shares

Net Assets	$467,649,237

Shares Outstanding	32,388,918

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$14.44

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

13	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Statement of Operations

Investment Income	Year Ended August 31, 2019

Dividends (net of foreign taxes, $111,773)	$11,577,860

Interest	3,610,227

Dividends from affiliated investment	1,678,874

Total investment income	$16,866,961

Expenses

Investment adviser and administration fee	$5,964,174

Distribution and service fees

Class A	196,676

Class C	1,292,814

Trustees’ fees and expenses	36,738

Custodian fee	206,786

Transfer and dividend disbursing agent fees	379,119

Legal and accounting services	73,390

Printing and postage	72,355

Registration fees	96,226

Miscellaneous	65,805

Total expenses	$8,384,083

Net investment income	$8,482,878

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$20,304,671

Investment transactions — affiliated investment	(2,408)

Financial futures contracts	(12,326,140)

Foreign currency transactions	(165,485)

Capital gain distributions received	31,901

Net realized gain	$7,842,539

Change in unrealized appreciation (depreciation) —

Investments	$(46,411,736)

Investments — affiliated investment	(12,220)

Financial futures contracts	6,686,890

Foreign currency	(8,548)

Net change in unrealized appreciation (depreciation)	$(39,745,614)

Net realized and unrealized loss	$(31,903,075)

Net decrease in net assets from operations	$(23,420,197)

14	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$8,482,878	$7,683,556

Net realized gain	7,842,539	31,676,430

Net change in unrealized appreciation (depreciation)	(39,745,614)	11,145,290

Net increase (decrease) in net assets from operations	$(23,420,197)	$50,505,276

Distributions to shareholders(1) —

Class A	$(2,009,876)	$(1,836,159)

Class C	(2,704,351)	(1,814,695)

Class I	(14,958,029)	(10,362,031)

Total distributions to shareholders	$(19,672,256)	$(14,012,885)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$15,555,359	$28,368,068

Class C	19,743,581	31,855,961

Class I	179,606,673	202,666,659

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,514,512	1,451,422

Class C	1,781,659	1,173,153

Class I	9,025,932	5,950,216

Cost of shares redeemed

Class A	(26,771,110)	(31,169,858)

Class C	(31,859,692)	(22,287,348)

Class I	(252,998,541)	(85,723,155)

Net asset value of shares converted

Class A	2,876,111	—

Class C	(2,876,111)	—

Net increase (decrease) in net assets from Fund share transactions	$(84,401,627)	$132,285,118

Net increase (decrease) in net assets	$(127,494,080)	$168,777,509

Net Assets

At beginning of year	$792,645,322	$623,867,813

At end of year	$665,151,242	$792,645,322 (2)

(1)	For the year ended August 31, 2018, the source of distributions was as follows:

Net investment income — Class A $(909,240), Class C $(421,569) and Class I $(5,676,928)

Net realized gain — Class A $(926,919), Class C $(1,393,126) and Class I $(4,685,103)

The current period presentation of distributions conforms with the Disclosure Update and Simplification Rule issued by the Securities and Exchange Commission, effective November 5, 2018.

(2)	Includes accumulated undistributed net investment income of $4,506,903 at August 31, 2018. The requirement to disclose the corresponding amount as of August 31, 2019 was eliminated.

15	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Financial Highlights

	Class A

	Year Ended August 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$15.110	$14.330	$13.060	$12.250	$13.000

Income (Loss) From Operations

Net investment income(1)	$0.161	$0.157	$0.156	$0.150	$0.121

Net realized and unrealized gain (loss)	(0.542)	0.934	1.176	0.824	(0.697)

Total income (loss) from operations	$(0.381)	$1.091	$1.332	$0.974	$(0.576)

Less Distributions

From net investment income	$(0.071)	$(0.154)	$(0.062)	$(0.164)	$(0.054)

From net realized gain	(0.288)	(0.157)	—	—	(0.120)

Total distributions	$(0.359)	$(0.311)	$(0.062)	$(0.164)	$(0.174)

Net asset value — End of year	$14.370	$15.110	$14.330	$13.060	$12.250

Total Return(2)	(2.43)%	7.67%	10.24%	8.02%	(4.48)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$76,453	$87,728	$84,551	$91,816	$107,566

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.22%	1.20%	1.26%	1.30%	1.30%

Net investment income	1.14%	1.05%	1.15%	1.20%	0.95%

Portfolio Turnover	85%	44%	41%	51%	48%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

16	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Financial Highlights — continued

	Class C

	Year Ended August 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$14.790	$14.030	$12.830	$12.040	$12.800

Income (Loss) From Operations

Net investment income(1)	$0.054	$0.045	$0.053	$0.058	$0.025

Net realized and unrealized gain (loss)	(0.531)	0.920	1.147	0.802	(0.675)

Total income (loss) from operations	$(0.477)	$0.965	$1.200	$0.860	$(0.650)

Less Distributions

From net investment income	$—	$(0.048)	$—	$(0.070)	$—

From net realized gain	(0.283)	(0.157)	—	—	(0.110)

Total distributions	$(0.283)	$(0.205)	$—	$(0.070)	$(0.110)

Net asset value — End of year	$14.030	$14.790	$14.030	$12.830	$12.040

Total Return(2)	(3.16)%	6.91%	9.35%	7.17%	(5.12)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$121,049	$141,787	$124,228	$134,720	$137,605

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.97%	1.95%	2.01%	2.05%	2.05%

Net investment income	0.39%	0.31%	0.40%	0.48%	0.20%

Portfolio Turnover	85%	44%	41%	51%	48%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

17	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Financial Highlights — continued

	Class I

	Year Ended August 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$15.190	$14.390	$13.130	$12.310	$13.060

Income (Loss) From Operations

Net investment income(1)	$0.199	$0.196	$0.192	$0.184	$0.152

Net realized and unrealized gain (loss)	(0.552)	0.952	1.164	0.833	(0.699)

Total income (loss) from operations	$(0.353)	$1.148	$1.356	$1.017	$(0.547)

Less Distributions

From net investment income	$(0.109)	$(0.191)	$(0.096)	$(0.197)	$(0.083)

From net realized gain	(0.288)	(0.157)	—	—	(0.120)

Total distributions	$(0.397)	$(0.348)	$(0.096)	$(0.197)	$(0.203)

Net asset value — End of year	$14.440	$15.190	$14.390	$13.130	$12.310

Total Return(2)	(2.22)%	8.04%	10.40%	8.34%	(4.24)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$467,649	$563,130	$415,089	$274,566	$225,366

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.97%	0.95%	1.01%	1.05%	1.05%

Net investment income	1.40%	1.32%	1.40%	1.47%	1.19%

Portfolio Turnover	85%	44%	41%	51%	48%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

18	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Richard Bernstein All Asset Strategy Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares of the Fund generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European

19

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Notes to Financial Statements — continued

Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

20

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended August 31, 2019 and August 31, 2018 was as follows:

	Year Ended August 31,
	2019	2018

Ordinary income	$4,712,844	$7,969,666

Long-term capital gains	$14,959,412	$6,043,219

During the year ended August 31, 2019, distributable earnings was decreased by $3,636,660 and paid-in capital was increased by $3,636,660 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$7,090,479

Undistributed long-term capital gains	$12,394,225

Net unrealized appreciation	$47,606,668

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$616,878,175

Gross unrealized appreciation	$62,827,600

Gross unrealized depreciation	(15,213,922)

Net unrealized appreciation	$47,613,678

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.85% of the Fund’s average daily net assets up to $500 million, 0.80% on net assets of $500 million but less than $1 billion and at reduced rates on average daily net assets of $1 billion or more, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. For the year ended August 31, 2019, the investment adviser and administration fee amounted to $5,964,174 or 0.84% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Richard Bernstein Advisors LLC (RBA). EVM pays RBA a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2019, EVM earned $11,224 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $29,752 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2019. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

21

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2019 amounted to $196,676 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2019, the Fund paid or accrued to EVD $969,610 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2019 amounted to $323,204 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2019, the Fund was informed that EVD received approximately $4,000 and $18,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended August 31, 2019 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$428,756,195	$582,367,077

U.S. Government and Agency Securities	121,056,665	5,282,700

	$549,812,860	$587,649,777

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2019	2018

Sales	1,107,629	1,902,538

Issued to shareholders electing to receive payments of distributions in Fund shares	109,351	98,401

Redemptions	(1,910,584)	(2,098,210)

Converted from Class C shares	209,160	—

Net decrease	(484,444)	(97,271)

22

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Notes to Financial Statements — continued

	Year Ended August 31,
Class C	2019	2018

Sales	1,432,364	2,184,615

Issued to shareholders electing to receive payments of distributions in Fund shares	131,004	80,851

Redemptions	(2,306,935)	(1,534,619)

Converted to Class A shares	(213,490)	—

Net increase (decrease)	(957,057)	730,847

	Year Ended August 31,
Class I	2019	2018

Sales	12,765,567	13,583,148

Issued to shareholders electing to receive payments of distributions in Fund shares	649,815	402,042

Redemptions	(18,106,708)	(5,744,272)

Net increase (decrease)	(4,691,326)	8,240,918

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2019, there were no obligations outstanding under these financial instruments.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. During the year ended August 31, 2019, the Fund entered into equity index futures contracts to enhance return and as a substitution for the purchase of securities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended August 31, 2019 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Futures contracts	$(12,326,140)	$6,686,890

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts (long) outstanding during the year ended August 31, 2019, which is indicative of the volume of this derivative type, was approximately $21,088,000.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2019.

23

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Notes to Financial Statements — continued

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

11  Investments in Affiliated Funds

At August 31, 2019, the value of the Fund’s investment in affiliated funds was $36,525,578, which represents 5.5% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended August 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales Proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 2.20%	$94,438,607	$398,448,945	$(456,347,346)	$(2,408)	$(12,220)	$36,525,578	$1,678,874	36,529,231

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Notes to Financial Statements — continued

At August 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$13,041,143	$1,098,195		$—	$14,139,338

Consumer Discretionary	19,310,437	1,998,384		—	21,308,821

Consumer Staples	38,943,806	25,667,153		—	64,610,959

Energy	4,813,877	1,218,230		—	6,032,107

Financials	25,740,779	2,496,246		—	28,237,025

Health Care	64,636,459	29,179,221		—	93,815,680

Industrials	645,167	4,537,869		—	5,183,036

Information Technology	15,857,571	785,995		—	16,643,566

Materials	9,078,084	1,742,610		—	10,820,694

Real Estate	10,829,299	—		—	10,829,299

Utilities	14,287,008	8,554,323		—	22,841,331

Total Common Stocks	$217,183,630	$77,278,226	*	$—	$294,461,856

U.S. Treasury Obligations	$—	$185,136,745		$—	$185,136,745

Exchange-Traded Funds	148,367,674	—		—	148,367,674

Short-Term Investments	—	36,525,578		—	36,525,578

Total Investments	$365,551,304	$298,940,549		$—	$664,491,853

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

25

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Richard Bernstein All Asset Strategy Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Richard Bernstein All Asset Strategy Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 18, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

26

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended August 31, 2019, the Fund designates approximately $11,616,655, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 75.80% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2019, $14,710,145 or, if subsequently determined to be different, the net capital gain of such year.

27

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 24, 2019, the Boards of Trustees/Directors (collectively, the “Board”) of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory and sub-advisory agreements for each of the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between February and April 2019. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory and sub-advisory agreements.

Among other things, the information the Board considered included the following (for funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and related fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•

Data regarding investment performance relative to benchmark indices and, in certain instances, to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser (where applicable) to each fund in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser (where applicable) to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) to each fund as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser (where applicable) to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, if applicable;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any;

28

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Board of Trustees’ Contract Approval — continued

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the adviser or administrator to each of the funds; and

•	The terms of each investment advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2019, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers (where applicable) of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its Committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers (as applicable), with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Richard Bernstein All Asset Strategy Fund (the “Fund”) and Eaton Vance Management (the “Adviser”) and the sub-advisory agreement between the Adviser and Richard Bernstein Advisors LLC (the “Sub-adviser”), with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating activities in implementing the Fund’s investment strategies. In particular, the Board evaluated the abilities and experience of the Sub-adviser’s investment professionals in investing in assets around the world and among various asset classes, including equity, fixed-income, commodity, currency and cash investments. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the principal elements of the investment process and portfolio construction techniques employed by the Sub-adviser. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

29

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Board of Trustees’ Contract Approval — continued

The Board considered the compliance programs of the Adviser, the Sub-adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three- and five-year periods ended September 30, 2018. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary and blended benchmark indexes and lower than its secondary benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2018, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds. The Board also considered that the management fees paid by the Fund are for services provided in addition to, and are not duplicative of, services provided under the advisory contract(s) of the exchange traded funds in which the Fund may invest.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

30

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 163 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 163 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years.(2) Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years.(2) None.

31

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years.(2) None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(3)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Richard Bernstein Advisors LLC

Tower 45

120 West 45th Street, 36th Floor

New York, NY 10036

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5669    8.31.19

Eaton Vance

Richard Bernstein Equity Strategy Fund

Annual Report

August 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2019

Eaton Vance

Richard Bernstein Equity Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	25

Federal Tax Information	26

Board of Trustees’ Contract Approval	27

Management and Organization	30

Important Notices	33

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Amid trade war fears and slowing economic growth, U.S. and global stocks delivered mixed returns for the 12-month period ended August 31, 2019.

U.S. stocks opened the period in positive territory, but soon reversed course amid fears of a global trade war due to President Trump’s imposition of broad new import tariffs. However, U.S. economic data remained largely positive during the period, prompting the U.S. Federal Reserve Board (the Fed) in December 2018 to again raise its benchmark interest rate.

Stocks turned higher in early 2019 as trade fears eased and interest rates remained stable. U.S. equities rose after Fed Chairman Jerome Powell in January signaled a slower pace for interest rate hikes. Meanwhile, U.S. economic indicators sent mixed signals. The job market remained robust with the U.S. unemployment rate dipping below 4%. But retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in auto production.

U.S. stocks were volatile during the spring of 2019. Heightened trade war concerns drove equity markets lower in May, before easing tensions helped stocks recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.

While the Fed held interest rates steady through the first six months of 2019, it held out the possibility of a rate cut if economic data weakened. The Fed cut came in July, its first interest-rate reduction in a decade. Stocks, however, pulled back following the Fed move and fell further in the final month of the period amid renewed escalation of U.S.-China trade tensions.

Like U.S. stocks, global markets were volatile during the 12-month period. Besides U.S.-China trade tensions and signs of slowing economic growth, European markets faced the added uncertainty of Brexit, the United Kingdom’s pending exit from the European Union. A manufacturing downturn in the U.K. worsened during the period with a key gauge hitting a six-year low. Global energy demand remained weak, prompting Organization of the Petroleum Exporting Countries (OPEC) to extend crude oil production cuts in hopes of spurring higher prices.

For the 12-month period ended August 31, 2019, the MSCI World Index,2 a proxy for global equities, rose 0.26%. The MSCI EAFE Index of developed-market international equities fell -3.26%, while the MSCI Emerging Markets Index declined -4.36%. In the U.S., the blue-chip Dow Jones Industrial Average® gained 4.12%, while the broader U.S. equity market, as represented by the S&P 500® Index, advanced 2.92%.

Fund Performance

For the 12-month period ended August 31, 2019, Eaton Vance Richard Bernstein Equity Strategy Fund (the Fund) had a total return of -1.29% for Class A shares at net asset value (NAV), underperforming the Fund’s benchmark, the MSCI ACWI Index (the Index), which returned -0.28% for the same period.

The Fund uses a macro-driven, top-down approach to stock selection in seeking potentially overlooked investment opportunities worldwide.

Among the largest detractors from relative Fund performance versus the Index during the period was an overweight exposure to the consumer staples sector in Japan. Management made the allocation expecting the sector, which has traditionally been less correlated to the business cycle, could benefit from an expected slowdown in corporate profits growth in Japan. However, while corporate profits weakened, consumer staples stocks nevertheless underperformed.

An overweight exposure to China, especially in the communication services sector, also detracted from Fund results relative to the Index amid rising U.S.-China trade tensions and slowing global economic growth. One of the Fund’s weakest performing investments during the 12-month period was the iShares MSCI China ETF.

Poor stock selection and an overweight allocation to small- and mid-cap U.S. energy companies dragged down relative Fund returns. The stocks underperformed primarily due to falling oil prices in late 2018. An underweight exposure to the consumer staples sector in Switzerland also detracted from Fund performance versus the Index, as the sector outperformed amid slowing economic growth.

On the plus side, the Fund’s overweight exposure to U.S. large-cap consumer staples stocks boosted relative Fund performance versus the Index. The group outperformed in 2019, as corporate profit growth began to slow, increasing demand for sectors that have been traditionally less vulnerable to economic downturns, such as consumer staples.

In the U.S. consumer discretionary sector, stock selection along with an overweight allocation contributed to relative Fund results. In particular, large-cap stocks in the hotels, restaurants and leisure industry recorded solid results.

Stock selection in the U.S. materials sector also aided Fund performance versus the Index, particularly in the chemicals and containers and packaging industries. Stock selection in the health care sector boosted relative Fund returns, overcoming a detracting overweight exposure. Within the sector, the health care equipment and supplies industry delivered notable results. Stock selection in the utilities sector, especially in the multi-utilities and electric utilities industries, also contributed to relative Fund performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Performance2,3

Portfolio Managers Richard Bernstein, Matthew Griswold, CFA, and Henry Timmons, CFA, each of Richard Bernstein Advisors LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/12/2010	10/12/2010	–1.29%	5.53%	8.07%
Class A with 5.75% Maximum Sales Charge	—	—	–6.95	4.29	7.35
Class C at NAV	10/12/2010	10/12/2010	–2.05	4.75	7.25
Class C with 1% Maximum Sales Charge	—	—	–2.98	4.75	7.25
Class I at NAV	10/12/2010	10/12/2010	–1.06	5.80	8.33
MSCI ACWI Index	—	—	–0.28%	5.51%	7.90%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.28%	2.03%	1.03%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/12/2010	$18,631	N.A.
Class I	$250,000	10/12/2010	$509,326	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Fund Profile

Country Allocation (% of net assets)5

Top 10 Holdings (% of net assets)6

iShares MSCI China ETF	9.5%

Microsoft Corp.	2.2

Apple, Inc.	2.1

Amazon.com, Inc.	1.6

Procter & Gamble Co. (The)	0.9

Facebook, Inc., Class A	0.9

Coca-Cola Co. (The)	0.9

PepsiCo, Inc.	0.9

UnitedHealth Group, Inc.	0.9

Unilever NV	0.8

Total	20.7%

Equity Sector Allocation (% of net assets)5

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI ACWI Index is an unmanaged free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average® is a price- weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Fund may obtain exposure to certain market segments through investments in exchange-traded funds (ETFs). For purposes of the charts, the Fund’s investments in ETFs are included based on the portfolio composition of each ETF.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 – August 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/19)	Ending Account Value (8/31/19)	Expenses Paid During Period* (3/1/19 – 8/31/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,049.00	$6.51	1.26%
Class C	$1,000.00	$1,045.10	$10.36	2.01%
Class I	$1,000.00	$1,050.20	$5.22	1.01%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.41	1.26%
Class C	$1,000.00	$1,015.10	$10.21	2.01%
Class I	$1,000.00	$1,020.10	$5.14	1.01%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2019.

6

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Portfolio of Investments

Common Stocks — 89.2%
Security	Shares	Value

Aerospace & Defense — 0.7%

Boeing Co. (The)	4,407	$1,604,544

MTU Aero Engines AG	8,954	2,450,257

Thales SA	12,529	1,448,685

		$5,503,486

Automobiles — 0.3%

Daimler AG	51,951	$2,444,221

		$2,444,221

Banks — 2.4%

Bank of America Corp.	58,888	$1,620,009

HSBC Holdings PLC	316,177	2,276,369

JPMorgan Chase & Co.	48,155	5,290,308

PNC Financial Services Group, Inc. (The)	13,424	1,730,756

U.S. Bancorp	58,771	3,096,644

Wells Fargo & Co.	97,068	4,520,457

		$18,534,543

Beverages — 2.9%

Asahi Group Holdings, Ltd.	35,500	$1,655,031

Britvic PLC	136,160	1,440,299

Brown-Forman Corp., Class B	44,402	2,619,274

Coca-Cola Co. (The)	124,611	6,858,589

Coca-Cola European Partners PLC	32,006	1,803,218

Monster Beverage Corp.(1)	28,649	1,680,837

PepsiCo, Inc.	49,720	6,798,216

		$22,855,464

Biotechnology — 2.2%

AbbVie, Inc.	33,136	$2,178,361

Alexion Pharmaceuticals, Inc.(1)	13,199	1,329,931

Amgen, Inc.	20,263	4,227,267

Biogen, Inc.(1)	5,950	1,307,513

CSL, Ltd.	24,953	4,041,984

Gilead Sciences, Inc.	29,130	1,850,920

Vertex Pharmaceuticals, Inc.(1)	11,286	2,031,706

		$16,967,682

Building Products — 0.1%

Kingspan Group PLC	25,698	$1,173,147

		$1,173,147

Security	Shares	Value

Capital Markets — 2.0%

Ameriprise Financial, Inc.	13,077	$1,686,672

Bank of New York Mellon Corp. (The)	36,296	1,526,610

BlackRock, Inc.	3,651	1,542,767

Charles Schwab Corp. (The)	36,162	1,383,920

CME Group, Inc.	7,753	1,684,649

Moody’s Corp.	12,652	2,727,518

Morgan Stanley	41,668	1,728,805

Northern Trust Corp.	17,794	1,564,626

State Street Corp.	30,529	1,566,443

		$15,412,010

Chemicals — 2.3%

Air Liquide SA	9,984	$1,391,076

Air Products and Chemicals, Inc.	12,732	2,876,413

Ecolab, Inc.	16,670	3,439,188

Givaudan SA	1,172	3,178,172

LyondellBasell Industries NV, Class A	20,574	1,592,016

Sherwin-Williams Co. (The)	6,244	3,289,027

Sika AG	14,489	2,085,372

		$17,851,264

Commercial Services & Supplies — 0.2%

Securitas AB, Class B	123,582	$1,853,201

		$1,853,201

Communications Equipment — 0.3%

Cisco Systems, Inc.	51,887	$2,428,830

		$2,428,830

Construction & Engineering — 0.3%

Eiffage SA	21,746	$2,253,393

		$2,253,393

Consumer Finance — 0.3%

American Express Co.	20,136	$2,423,770

		$2,423,770

Containers & Packaging — 1.0%

Ball Corp.	51,236	$4,119,887

Sonoco Products Co.	59,445	3,400,254

		$7,520,141

7	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Distributors — 0.2%

Genuine Parts Co.	18,386	$1,660,072

		$1,660,072

Diversified Consumer Services — 0.3%

TAL Education Group ADR(1)	68,100	$2,426,403

		$2,426,403

Diversified Financial Services — 0.4%

Berkshire Hathaway, Inc., Class B(1)	16,169	$3,288,936

		$3,288,936

Diversified Telecommunication Services — 0.7%

AT&T, Inc.	97,667	$3,443,738

Verizon Communications, Inc.	38,279	2,226,307

		$5,670,045

Electric Utilities — 4.4%

Alliant Energy Corp.	69,582	$3,649,576

Duke Energy Corp.	19,353	1,794,797

Eversource Energy	50,214	4,023,648

Hawaiian Electric Industries, Inc.	40,110	1,780,884

IDACORP, Inc.	28,901	3,173,619

NextEra Energy, Inc.	24,013	5,260,768

OGE Energy Corp.	71,007	3,044,070

Pinnacle West Capital Corp.	29,375	2,799,731

Portland General Electric Co.	47,404	2,696,814

Southern Co. (The)	30,738	1,790,796

Xcel Energy, Inc.	65,350	4,196,777

		$34,211,480

Electronic Equipment, Instruments & Components — 0.2%

Hexagon AB, Class B	30,429	$1,355,206

		$1,355,206

Entertainment — 0.3%

Walt Disney Co. (The)	19,763	$2,712,669

		$2,712,669

Equity Real Estate Investment Trusts (REITs) — 5.2%

American Tower Corp.	9,971	$2,295,225

AvalonBay Communities, Inc.	7,374	1,567,417

Digital Realty Trust, Inc.	15,779	1,950,758

EPR Properties	39,048	3,055,506

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)

Equity LifeStyle Properties, Inc.	26,207	$3,530,607

Essex Property Trust, Inc.	11,267	3,619,636

Extra Space Storage, Inc.	23,175	2,825,496

Federal Realty Investment Trust	24,218	3,129,208

Mid-America Apartment Communities, Inc.	11,786	1,493,050

National Retail Properties, Inc.	52,448	2,944,955

Public Storage	5,763	1,525,697

Realty Income Corp.	19,122	1,411,395

Simon Property Group, Inc.	22,419	3,339,086

Weingarten Realty Investors	105,917	2,805,741

Welltower, Inc.	40,485	3,625,837

WP Carey, Inc.	17,056	1,531,629

		$40,651,243

Food & Staples Retailing — 2.7%

Costco Wholesale Corp.	19,766	$5,826,226

Create SD Holdings Co., Ltd.	57,600	1,295,294

George Weston, Ltd.	27,018	2,195,086

Kroger Co. (The)	51,029	1,208,367

Loblaw Cos., Ltd.	42,809	2,343,016

San-A Co., Ltd.	3,300	137,100

Sysco Corp.	23,054	1,713,604

Tsuruha Holdings, Inc.	8,600	937,604

Walgreens Boots Alliance, Inc.	21,476	1,099,356

Walmart, Inc.	33,594	3,838,450

Yaoko Co., Ltd.	7,000	310,743

		$20,904,846

Food Products — 6.2%

AAK AB	155,862	$3,105,178

Archer-Daniels-Midland Co.	51,233	1,949,416

Associated British Foods PLC	51,739	1,431,431

Calbee, Inc.	53,900	1,642,672

Cranswick PLC	72,492	2,438,564

General Mills, Inc.	46,241	2,487,766

Hershey Co. (The)	28,355	4,493,700

Hormel Foods Corp.	70,953	3,023,307

JM Smucker Co. (The)	14,662	1,541,856

Kellogg Co.	29,816	1,872,445

Kerry Group PLC, Class A	23,015	2,739,285

Kikkoman Corp.	26,900	1,209,075

McCormick & Co., Inc.	22,860	3,723,208

MEIJI Holdings Co., Ltd.	19,800	1,374,582

Mondelez International, Inc., Class A	34,648	1,913,263

Nestle SA	43,436	4,881,094

8	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Food Products (continued)

Nisshin Seifun Group, Inc.	112,800	$2,120,180

S Foods, Inc.	18,600	527,488

Saputo, Inc.	88,320	2,654,774

Tyson Foods, Inc., Class A	27,149	2,525,943

Yakult Honsha Co., Ltd.	21,600	1,243,112

		$48,898,339

Gas Utilities — 1.0%

Atmos Energy Corp.	21,755	$2,398,054

Rubis SCA	25,569	1,479,013

Southwest Gas Holdings, Inc.	19,242	1,755,448

Spire, Inc.	25,847	2,194,410

		$7,826,925

Health Care Equipment & Supplies — 8.3%

Abbott Laboratories	40,038	$3,416,042

Baxter International, Inc.	26,419	2,323,551

Becton, Dickinson and Co.	17,514	4,447,155

Boston Scientific Corp.(1)	53,829	2,300,113

Cooper Cos., Inc. (The)	10,567	3,273,128

Danaher Corp.	38,004	5,399,988

DENTSPLY SIRONA, Inc.	35,878	1,871,038

Edwards Lifesciences Corp.(1)	9,853	2,185,790

Fisher & Paykel Healthcare Corp., Ltd.	280,175	2,935,640

GN Store Nord A/S	34,962	1,464,121

Hoya Corp.	17,100	1,390,292

IDEXX Laboratories, Inc.(1)	11,070	3,207,422

Intuitive Surgical, Inc.(1)	3,682	1,882,754

Koninklijke Philips NV	55,088	2,596,534

Medtronic PLC	30,630	3,304,671

ResMed, Inc.	23,541	3,279,261

Sartorius AG, PFC Shares	11,267	2,259,512

Siemens Healthineers AG(2)	46,046	1,811,090

STERIS PLC	13,681	2,112,346

Stryker Corp.	24,033	5,303,122

Sysmex Corp.	17,000	1,083,461

Terumo Corp.	51,800	1,503,095

Varian Medical Systems, Inc.(1)	11,684	1,237,686

West Pharmaceutical Services, Inc.	17,502	2,545,841

Zimmer Biomet Holdings, Inc.	13,712	1,908,710

		$65,042,363

Health Care Providers & Services — 5.9%

Alfresa Holdings Corp.	54,500	$1,232,685

Anthem, Inc.	14,875	3,890,110

Security	Shares	Value

Health Care Providers & Services (continued)

Cardinal Health, Inc.	36,187	$1,560,745

Centene Corp.(1)	32,020	1,492,772

Cigna Corp.	21,447	3,302,195

CVS Health Corp.	61,137	3,724,466

DaVita, Inc.(1)	26,204	1,477,120

Henry Schein, Inc.(1)	25,704	1,583,881

Humana, Inc.	6,036	1,709,456

Laboratory Corp. of America Holdings(1)	11,220	1,880,023

McKesson Corp.	19,116	2,643,169

MEDNAX, Inc.(1)	42,214	889,871

Orpea	13,920	1,756,664

Quest Diagnostics, Inc.	17,240	1,764,859

Ramsay Health Care, Ltd.	92,919	4,104,030

Ryman Healthcare, Ltd.	310,937	2,550,289

UnitedHealth Group, Inc.	28,747	6,726,798

Universal Health Services, Inc., Class B	25,592	3,700,091

		$45,989,224

Health Care Technology — 0.3%

Cerner Corp.	31,317	$2,158,054

		$2,158,054

Hotels, Restaurants & Leisure — 1.2%

McDonald’s Corp.	21,741	$4,738,886

Starbucks Corp.	51,170	4,940,975

		$9,679,861

Household Products — 3.5%

Church & Dwight Co., Inc.	47,600	$3,797,528

Clorox Co. (The)	20,648	3,265,688

Colgate-Palmolive Co.	60,520	4,487,558

Henkel AG & Co. KGaA	43,127	3,992,132

Kimberly-Clark Corp.	24,040	3,392,284

Procter & Gamble Co. (The)	61,349	7,375,990

Reckitt Benckiser Group PLC	18,809	1,469,940

		$27,781,120

Industrial Conglomerates — 0.2%

Siemens AG	14,387	$1,438,734

		$1,438,734

Insurance — 3.6%

Aflac, Inc.	56,760	$2,848,217

Allianz SE	9,593	2,117,212

9	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Insurance (continued)

Allstate Corp. (The)	19,606	$2,007,458

American Financial Group, Inc.	16,939	1,710,331

Aon PLC	13,238	2,579,424

AXA SA	52,482	1,203,442

Chubb, Ltd.	11,186	1,748,148

Marsh & McLennan Cos., Inc.	30,146	3,011,284

Muenchener Rueckversicherungs-Gesellschaft AG	5,392	1,290,990

Progressive Corp. (The)	30,987	2,348,814

Swiss Life Holding AG	10,703	5,089,562

Travelers Cos., Inc. (The)	13,951	2,050,239

		$28,005,121

Interactive Media & Services — 2.6%

Alphabet, Inc., Class A(1)	3,726	$4,435,915

Alphabet, Inc., Class C(1)	5,109	6,070,003

Autohome, Inc. ADR(1)	33,480	2,918,117

Facebook, Inc., Class A(1)	38,529	7,153,679

		$20,577,714

Internet & Direct Marketing Retail — 2.2%

Alibaba Group Holding, Ltd. ADR(1)	13,001	$2,275,565

Amazon.com, Inc.(1)	7,043	12,510,411

Booking Holdings, Inc.(1)	1,183	2,326,263

		$17,112,239

IT Services — 0.6%

Atos SE	17,015	$1,287,340

Mastercard, Inc., Class A	6,090	1,713,543

Visa, Inc., Class A	9,327	1,686,508

		$4,687,391

Life Sciences Tools & Services — 2.6%

Agilent Technologies, Inc.	21,312	$1,515,496

Illumina, Inc.(1)	5,736	1,613,766

Lonza Group AG	5,502	1,952,852

Mettler-Toledo International, Inc.(1)	5,720	3,756,839

PerkinElmer, Inc.	22,442	1,855,953

Sartorius Stedim Biotech	14,463	2,238,589

Thermo Fisher Scientific, Inc.	19,037	5,464,761

Waters Corp.(1)	7,609	1,612,271

		$20,010,527

Media — 0.4%

Comcast Corp., Class A	68,335	$3,024,507

		$3,024,507

Security	Shares	Value

Multi-Utilities — 2.0%

CMS Energy Corp.	62,128	$3,917,170

DTE Energy Co.	28,907	3,748,082

NorthWestern Corp.	47,011	3,405,477

WEC Energy Group, Inc.	46,518	4,455,029

		$15,525,758

Oil, Gas & Consumable Fuels — 1.6%

BP PLC	307,681	$1,873,855

Chevron Corp.	13,217	1,555,905

Exxon Mobil Corp.	60,387	4,135,302

Royal Dutch Shell PLC, Class A	67,952	1,887,923

World Fuel Services Corp.	72,391	2,779,815

		$12,232,800

Personal Products — 3.0%

Beiersdorf AG	40,344	$5,085,344

Estee Lauder Cos., Inc. (The), Class A	18,510	3,664,795

Kao Corp.	21,100	1,522,550

Kose Corp.	5,400	928,635

Unilever NV	99,679	6,184,905

Unilever PLC	92,373	5,835,959

		$23,222,188

Pharmaceuticals — 6.5%

Astellas Pharma, Inc.	172,600	$2,382,480

Bayer AG	28,385	2,109,679

Bristol-Myers Squibb Co.	36,600	1,759,362

Chugai Pharmaceutical Co., Ltd.	16,000	1,142,730

Eli Lilly & Co.	22,012	2,486,696

Johnson & Johnson	42,990	5,518,196

Kaken Pharmaceutical Co., Ltd.	31,300	1,497,725

Merck & Co., Inc.	54,785	4,737,259

Merck KGaA	31,868	3,414,203

Novartis AG	16,795	1,514,147

Novo Nordisk A/S, Class B	114,885	5,985,781

Pfizer, Inc.	165,574	5,886,156

Roche Holding AG PC	14,521	3,968,012

Sanofi	47,664	4,094,702

Shionogi & Co., Ltd.	24,300	1,300,667

Zoetis, Inc.	22,598	2,856,839

		$50,654,634

Professional Services — 0.2%

Teleperformance	7,220	$1,576,755

		$1,576,755

10	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 0.4%

Intel Corp.	59,133	$2,803,496

		$2,803,496

Software — 2.3%

Microsoft Corp.	123,876	$17,077,546

SAP SE	10,289	1,228,273

		$18,305,819

Specialty Retail — 1.7%

Home Depot, Inc. (The)	24,965	$5,689,773

Industria de Diseno Textil SA	70,800	2,190,824

Lowe’s Cos., Inc.	17,732	1,989,531

TJX Cos., Inc. (The)	69,704	3,831,629

		$13,701,757

Technology Hardware, Storage & Peripherals — 2.1%

Apple, Inc.	80,710	$16,847,405

		$16,847,405

Textiles, Apparel & Luxury Goods — 0.3%

NIKE, Inc., Class B	27,136	$2,292,992

		$2,292,992

Tobacco — 0.8%

Altria Group, Inc.	79,341	$3,470,375

British American Tobacco PLC	45,038	1,579,857

Philip Morris International, Inc.	18,363	1,323,789

		$6,374,021

Trading Companies & Distributors — 0.3%

Brenntag AG	49,143	$2,371,856

		$2,371,856

Total Common Stocks (identified cost $571,692,493)		$698,243,652

Exchange-Traded Funds(3) — 9.5%
Security	Shares	Value

Equity Funds — 9.5%

iShares MSCI China ETF	1,319,266	$74,432,988

Total Exchange-Traded Funds (identified cost $83,571,282)		$74,432,988

Short-Term Investments — 0.0%(4)
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 2.20%(5)	48,446	$48,441

Total Short-Term Investments (identified cost $48,441)		$48,441

Total Investments — 98.7% (identified cost $655,312,216)		$772,725,081

Other Assets, Less Liabilities — 1.3%		$10,105,891

Net Assets — 100.0%		$782,830,972

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At August 31, 2019, the aggregate value of these securities is $1,811,090 or 0.2% of the Fund’s net assets.

(3)

The Fund is permitted to invest in certain Exchange-Traded Funds (ETFs) in excess of the limits set forth in the Investment Company Act of 1940, as amended, in reliance upon exemptive relief provided to the ETFs by the Securities and Exchange Commission and meeting certain conditions set forth in the exemptive orders.

(4)	Amount is less than 0.05%.

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2019.

11	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Portfolio of Investments — continued

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value

United States	66.3%	$519,312,018

Germany	4.1	32,013,503

United Kingdom	3.6	28,222,320

Japan	3.4	26,437,201

Switzerland	2.9	22,669,211

France	2.4	18,729,659

Australia	1.0	8,146,014

China	1.0	7,620,085

Denmark	1.0	7,449,902

Canada	0.9	7,192,876

Sweden	0.8	6,313,585

New Zealand	0.7	5,485,929

Ireland	0.5	3,912,432

Netherlands	0.3	2,596,534

Spain	0.3	2,190,824

Exchange-Traded Funds	9.5	74,432,988

Total Investments	98.7%	$772,725,081

Abbreviations:

ADR	–	American Depositary Receipt

PC	–	Participation Certificate

PFC Shares	–	Preference Shares

12	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Statement of Assets and Liabilities

Assets	August 31, 2019

Unaffiliated investments, at value (identified cost, $655,263,775)	$772,676,640

Affiliated investment, at value (identified cost, $48,441)	48,441

Foreign currency, at value (identified cost, $12,461)	12,300

Dividends receivable	1,110,231

Dividends receivable from affiliated investment	11,956

Receivable for investments sold	9,653,541

Receivable for Fund shares sold	2,624,687

Tax reclaims receivable	401,431

Total assets	$786,539,227

Liabilities

Demand note payable	$1,100,000

Payable for Fund shares redeemed	1,596,808

Payable to affiliates:

Investment adviser and administration fee	584,448

Distribution and service fees	130,777

Accrued expenses	296,222

Total liabilities	$3,708,255

Net Assets	$782,830,972

Sources of Net Assets

Paid-in capital	$606,771,565

Distributable earnings	176,059,407

Total	$782,830,972

Class A Shares

Net Assets	$117,095,259

Shares Outstanding	7,097,438

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$16.50

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$17.51

Class C Shares

Net Assets	$124,789,304

Shares Outstanding	7,698,526

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$16.21

Class I Shares

Net Assets	$540,946,409

Shares Outstanding	32,733,043

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$16.53

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

13	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Statement of Operations

Investment Income	Year Ended August 31, 2019

Dividends (net of foreign taxes, $241,947)	$14,562,916

Interest	22,769

Dividends from affiliated investment	1,390,588

Total investment income	$15,976,273

Expenses

Investment adviser and administration fee	$7,471,430

Distribution and service fees

Class A	299,352

Class C	1,397,208

Trustees’ fees and expenses	41,811

Custodian fee	238,764

Transfer and dividend disbursing agent fees	474,438

Legal and accounting services	76,623

Printing and postage	92,855

Registration fees	66,340

Miscellaneous	95,398

Total expenses	$10,254,219

Net investment income	$5,722,054

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$72,007,258

Investment transactions — affiliated investment	2,025

Financial futures contracts	(24,776,939)

Foreign currency transactions	(419,990)

Net realized gain	$46,812,354

Change in unrealized appreciation (depreciation) —

Investments	$(96,737,009)

Investments — affiliated investment	(20,133)

Financial futures contracts	13,589,691

Foreign currency	(32,264)

Net change in unrealized appreciation (depreciation)	$(83,199,715)

Net realized and unrealized loss	$(36,387,361)

Net decrease in net assets from operations	$(30,665,307)

14	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$5,722,054	$5,205,783

Net realized gain	46,812,354	83,640,586

Net change in unrealized appreciation (depreciation)	(83,199,715)	11,233,509

Net increase (decrease) in net assets from operations	$(30,665,307)	$100,079,878

Distributions to shareholders(1) —

Class A	$(6,136,452)	$(7,766,099)

Class C	(6,806,718)	(7,636,499)

Class I	(33,490,241)	(36,308,027)

Total distributions to shareholders	$(46,433,411)	$(51,710,625)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$16,596,544	$26,142,478

Class C	11,455,225	22,024,932

Class I	154,699,868	200,020,851

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	3,947,048	5,091,659

Class C	3,837,976	4,231,324

Class I	18,841,042	20,297,904

Cost of shares redeemed

Class A	(37,361,688)	(44,731,063)

Class C	(37,923,626)	(35,002,954)

Class I	(298,848,830)	(127,591,711)

Net asset value of shares converted

Class A	4,822,904	—

Class C	(4,822,904)	—

Net increase (decrease) in net assets from Fund share transactions	$(164,756,441)	$70,483,420

Net increase (decrease) in net assets	$(241,855,159)	$118,852,673

Net Assets

At beginning of year	$1,024,686,131	$905,833,458

At end of year	$782,830,972	$1,024,686,131 (2)

(1)	For the year ended August 31, 2018, the source of distributions was as follows:

Net investment income — Class A $(366,636) and Class I $(3,300,396)

Net realized gain — Class A $(7,399,463), Class C $(7,636,499) and Class I $(33,007,631)

The current year presentation of distributions conforms with the Disclosure Update and Simplification Rule issued by the Securities and Exchange Commission, effective November 5, 2018.

(2)	Includes accumulated undistributed net investment income of $1,313,553 at August 31, 2018. The requirement to disclose the corresponding amount as of August 31, 2019 was eliminated.

15	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Financial Highlights

	Class A

	Year Ended August 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$17.590	$16.720	$14.810	$13.940	$14.900

Income (Loss) From Operations

Net investment income(1)	$0.100	$0.082	$0.115	$0.161	$0.127

Net realized and unrealized gain (loss)	(0.386)	1.731	2.290	0.995	(0.938)

Total income (loss) from operations	$(0.286)	$1.813	$2.405	$1.156	$(0.811)

Less Distributions

From net investment income	$(0.003)	$(0.045)	$(0.120)	$(0.286)	$(0.084)

From net realized gain	(0.801)	(0.898)	(0.375)	—	(0.065)

Total distributions	$(0.804)	$(0.943)	$(0.495)	$(0.286)	$(0.149)

Net asset value — End of year	$16.500	$17.590	$16.720	$14.810	$13.940

Total Return(2)	(1.29)%	11.01%	16.63%	8.38%	(5.49)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$117,095	$138,250	$144,164	$172,992	$217,251

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.26%	1.23%	1.25%	1.26%	1.25%

Net investment income	0.62%	0.47%	0.74%	1.15%	0.86%

Portfolio Turnover	69%	43%	24%	57%	40%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

16	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Financial Highlights — continued

	Class C

	Year Ended August 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$17.350	$16.500	$14.610	$13.750	$14.720

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.020)	$(0.047)	$(0.001)	$0.057	$0.016

Net realized and unrealized gain (loss)	(0.386)	1.703	2.267	0.981	(0.921)

Total income (loss) from operations	$(0.406)	$1.656	$2.266	$1.038	$(0.905)

Less Distributions

From net investment income	$—	$—	$(0.001)	$(0.178)	$—

From net realized gain	(0.734)	(0.806)	(0.375)	—	(0.065)

Total distributions	$(0.734)	$(0.806)	$(0.376)	$(0.178)	$(0.065)

Net asset value — End of year	$16.210	$17.350	$16.500	$14.610	$13.750

Total Return(2)	(2.05)%	10.15%	15.80%	7.60%	(6.17)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$124,789	$163,931	$164,218	$189,050	$210,265

Ratios (as a percentage of average daily net assets):

Expenses(3)	2.01%	1.98%	2.00%	2.01%	2.00%

Net investment income (loss)	(0.13)%	(0.27)%	(0.01)%	0.41%	0.11%

Portfolio Turnover	69%	43%	24%	57%	40%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

17	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Financial Highlights — continued

	Class I

	Year Ended August 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$17.630	$16.760	$14.840	$13.970	$14.930

Income (Loss) From Operations

Net investment income(1)	$0.141	$0.128	$0.156	$0.201	$0.167

Net realized and unrealized gain (loss)	(0.393)	1.730	2.300	0.995	(0.942)

Total income (loss) from operations	$(0.252)	$1.858	$2.456	$1.196	$(0.775)

Less Distributions

From net investment income	$(0.047)	$(0.090)	$(0.161)	$(0.326)	$(0.120)

From net realized gain	(0.801)	(0.898)	(0.375)	—	(0.065)

Total distributions	$(0.848)	$(0.988)	$(0.536)	$(0.326)	$(0.185)

Net asset value — End of year	$16.530	$17.630	$16.760	$14.840	$13.970

Total Return(2)	(1.06)%	11.27%	16.99%	8.67%	(5.25)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$540,946	$722,505	$597,452	$485,693	$527,713

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.01%	0.98%	1.00%	1.01%	1.00%

Net investment income	0.87%	0.74%	1.00%	1.43%	1.13%

Portfolio Turnover	69%	43%	24%	57%	40%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

18	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Richard Bernstein Equity Strategy Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

19

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Notes to Financial Statements — continued

As of August 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2019 and August 31, 2018 was as follows:

	Year Ended August 31,
	2019	2018

Ordinary income	$5,012,828	$18,086,268

Long-term capital gains	$41,420,583	$33,624,357

During the year ended August 31, 2019, distributable earnings was decreased by $10,147,453 and paid-in capital was increased by $10,147,453 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

20

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Notes to Financial Statements — continued

As of August 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$6,029,069

Undistributed long-term capital gains	$51,731,266

Net unrealized appreciation	$118,299,072

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$654,428,017

Gross unrealized appreciation	$146,404,707

Gross unrealized depreciation	(28,107,643)

Net unrealized appreciation	$118,297,064

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.90% of the Fund’s average daily net assets up to $500 million, 0.85% on net assets of $500 million but less than $1 billion, 0.825% on net assets of $1 billion but less than $2.5 billion and at reduced rates on average daily net assets of $2.5 billion or more, and is payable monthly. For the year ended August 31, 2019, the investment adviser and administration fee amounted to $7,471,430 or 0.88% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Richard Bernstein Advisors LLC (RBA). EVM pays RBA a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2019, EVM earned $12,507 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $18,788 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2019. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2019 amounted to $299,352 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2019, the Fund paid or accrued to EVD $1,047,906 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2019 amounted to $349,302 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

21

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2019, the Fund was informed that EVD received approximately $1,000 and $17,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $547,974,197 and $580,431,492, respectively, for the year ended August 31, 2019.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2019	2018

Sales	1,034,278	1,506,529

Issued to shareholders electing to receive payments of distributions in Fund shares	256,969	297,932

Redemptions	(2,362,853)	(2,567,013)

Converted from Class C shares	311,491	—

Net decrease	(760,115)	(762,552)

	Year Ended August 31,
Class C	2019	2018

Sales	734,521	1,279,877

Issued to shareholders electing to receive payments of distributions in Fund shares	252,998	249,783

Redemptions	(2,420,222)	(2,036,079)

Converted to Class A shares	(316,086)	—

Net decrease	(1,748,789)	(506,419)

	Year Ended August 31,
Class I	2019	2018

Sales	9,906,273	11,470,068

Issued to shareholders electing to receive payments of distributions in Fund shares	1,226,630	1,187,706

Redemptions	(19,385,801)	(7,327,804)

Net increase (decrease)	(8,252,898)	5,329,970

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2019, there were no obligations outstanding under these financial instruments.

22

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Notes to Financial Statements — continued

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. During the year ended August 31, 2019, the Fund entered into equity index futures contracts to enhance return and as a substitution for the purchase of securities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended August 31, 2019 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Futures contracts	$(24,776,939)	$13,589,691

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts (long) outstanding during the year ended August 31, 2019, which is indicative of the volume of this derivative type, was approximately $45,846,000.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. At August 31, 2019, the Fund had a balance outstanding pursuant to this line of credit of $1,100,000 at an interest rate of 3.12%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at August 31, 2019. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 12) at August 31, 2019. The Fund’s average borrowings or allocated fees during the year ended August 31, 2019 were not significant.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

11  Investments in Affiliated Funds

At August 31, 2019, the value of the Fund’s investment in affiliated funds was $48,441, which represents less than 0.05% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended August 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales Proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 2.20%	$183,329,612	$279,009,669	$(462,272,732)	$2,025	$(20,133)	$48,441	$1,390,588	48,446

23

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Notes to Financial Statements — continued

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$31,984,935	$—		$—	$31,984,935

Consumer Discretionary	44,682,500	4,635,045		—	49,317,545

Consumer Staples	94,947,924	55,088,054		—	150,035,978

Energy	8,471,022	3,761,778		—	12,232,800

Financials	55,686,805	11,977,575		—	67,664,380

Health Care	140,491,520	60,330,964		—	200,822,484

Industrials	1,604,544	14,566,028		—	16,170,572

Information Technology	42,557,328	3,870,819		—	46,428,147

Materials	18,716,785	6,654,620		—	25,371,405

Real Estate	40,651,243	—		—	40,651,243

Utilities	56,085,150	1,479,013		—	57,564,163

Total Common Stocks	$535,879,756	$162,363,896	*	$—	$698,243,652

Exchange-Traded Funds	$74,432,988	$—		$—	$74,432,988

Short-Term Investments	—	48,441		—	48,441

Total Investments	$610,312,744	$162,412,337		$—	$772,725,081

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

24

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Richard Bernstein Equity Strategy Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Richard Bernstein Equity Strategy Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 18, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

25

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended August 31, 2019, the Fund designates approximately $14,656,240, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2019, $60,820,625 or, if subsequently determined to be different, the net capital gain of such year.

26

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 24, 2019, the Boards of Trustees/Directors (collectively, the “Board”) of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory and sub-advisory agreements for each of the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between February and April 2019. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory and sub-advisory agreements.

Among other things, the information the Board considered included the following (for funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and related fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•

Data regarding investment performance relative to benchmark indices and, in certain instances, to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser (where applicable) to each fund in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser (where applicable) to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) to each fund as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser (where applicable) to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, if applicable;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any;

27

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Board of Trustees’ Contract Approval — continued

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the adviser or administrator to each of the funds; and

•	The terms of each investment advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2019, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers (where applicable) of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its Committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers (as applicable), with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Richard Bernstein Equity Strategy Fund (the “Fund”) and Eaton Vance Management (the “Adviser”) and the sub-advisory agreement between the Adviser and Richard Bernstein Advisors LLC (the “Sub-adviser”), with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the principal elements of the investment process and portfolio construction techniques employed by the Sub-adviser. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser, the Sub-adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent

28

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Board of Trustees’ Contract Approval — continued

trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three- and five-year periods ended September 30, 2018. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and consistent with the median performance of the Fund’s custom peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2018, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds. The Board also considered that the management fees paid by the Fund are for services provided in addition to, and are not duplicative of, services provided under the advisory contract(s) of the exchange traded funds in which the Fund may invest.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

29

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 163 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 163 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years.(2) Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years.(2) None.

30

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years.(2) None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(3)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

31

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2019

Management and Organization — continued

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Richard Bernstein Advisors LLC

Tower 45

120 West 45th Street, 36th Floor

New York, NY 10036

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4887    8.31.19

Eaton Vance

Worldwide Health Sciences Fund

Annual Report

August 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2019

Eaton Vance

Worldwide Health Sciences Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	23

Federal Tax Information	24

Board of Trustees’ Contract Approval	25

Management and Organization	28

Important Notices	30

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Amid trade war fears and slowing economic growth, U.S. and global stocks delivered mixed returns for the 12-month period ended August 31, 2019.

U.S. stocks opened the period in positive territory, but soon reversed course amid fears of a global trade war due to President Trump’s imposition of broad new import tariffs. However, U.S. economic data remained largely positive during the period, prompting the U.S. Federal Reserve Board (the Fed) in December 2018 to again raise its benchmark interest rate.

Stocks turned higher in early 2019 as trade fears eased and interest rates remained stable. U.S. equities rose after Fed Chairman Jerome Powell in January signaled a slower pace for interest rate hikes. Meanwhile, U.S. economic indicators sent mixed signals. The job market remained robust with the U.S. unemployment rate dipping below 4%. But retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in auto production.

U.S. stocks were volatile during the spring of 2019. Heightened trade war concerns drove equity markets lower in May, before easing tensions helped stocks recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.

While the Fed held interest rates steady through the first six months of 2019, it held out the possibility of a rate cut if economic data weakened. The Fed cut came in July, its first interest-rate reduction in a decade. Stocks, however, pulled back following the Fed move and fell further in the final month of the period amid renewed escalation of U.S.-China trade tensions.

Like U.S. stocks, global markets were volatile during the 12-month period. Besides U.S.-China trade tensions and signs of slowing economic growth, European markets faced the added uncertainty of Brexit, the United Kingdom’s pending exit from the European Union. A manufacturing downturn in the U.K. worsened during the period with a key gauge hitting a six-year low. Global energy demand remained weak, prompting Organization of the Petroleum Exporting Countries (OPEC) to extend crude oil production cuts in hopes of spurring higher prices.

For the 12-month period ended August 31, 2019, the MSCI World Index,2 a proxy for global equities, rose 0.26%. The

MSCI EAFE Index of developed-market international equities fell -3.26%, while the MSCI Emerging Markets Index declined -4.36%. In the U.S., the blue-chip Dow Jones Industrial Average® gained 4.12%, while the broader U.S. equity market, as represented by the S&P 500® Index, advanced 2.92%.

Fund Performance

For the 12-month period ended August 31, 2019, Eaton Vance Worldwide Health Sciences Fund (the Fund) Class A shares at net asset value (NAV) returned 4.35%, outperforming the 0.27% return of the Fund’s primary benchmark, the MSCI World Health Care Index (the Index).

On a global basis, the health care sector performed approximately in line with the broad global equity market during the period. In the United States, however, increasing political and regulatory concerns caused health care stocks as a group to underperform the broad U.S. equity market.

On an industry basis, the main contributors to Fund performance versus the Index were stock selection in pharmaceuticals, stock selection and an overweight, relative to the Index, in health care equipment and supplies, and stock selection in biotechnology. Within pharmaceuticals, relative performance was aided by the Fund’s overweight position relative to the Index in Zoetis, Inc., the largest global provider of animal drugs, vaccines and diagnostic products to veterinarians and livestock farmers. The company demonstrated double-digit revenue growth for the period, with particular strength in products designed for companion animals. Elsewhere in pharmaceuticals, the Fund’s overweight position in Merck & Co., Inc. (Merck), a global pharmaceutical firm with a focus on diabetes and cancer treatments, contributed to relative results versus the Index. Strong year-over-year sales growth of Keytruda, an innovative cancer drug, helped drive Merck stock up during the period. An overweight holding in Edwards Lifesciences Corp. (Edwards), a medical equipment company specializing in replacement heart valves, aided performance versus the Index in health care equipment and supplies. Edwards’ sales of aortic valve replacements accelerated during the period, raising expectations of future earnings growth.

In contrast, stock selection and an underweight in the health care technology industry detracted from performance versus the Index. Not owning Index component Veeva Systems, Inc. (Veeva), a health care technology firm that produces cloud-based software, hurt relative results as Veeva’s sales growth exceeded that of most of its health care peers. Outside of health care technology, several individual stocks were also notable detractors from relative results, including health insurer Humana, Inc. which was sold out of the portfolio during the period. Not owning Index component Express Scripts Holdings Co. (Express Scripts), a pharmacy benefit manager that was acquired by health insurer Cigna Corp. in December 2018, hurt Fund results versus the Index after the merger announcement boosted Express Scripts’ share price.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Performance2,3

Portfolio Managers Jason Kritzer, CFA, of Eaton Vance Management and Samantha Pandolfi, CFA, of Eaton Vance Advisers International Ltd.

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	07/26/1985	07/26/1985	4.35%	6.33%	12.44%
Class A with 5.75% Maximum Sales Charge	—	—	–1.62	5.07	11.78
Class C at NAV	01/05/1998	07/26/1985	3.54	5.53	11.60
Class C with 1% Maximum Sales Charge	—	—	2.55	5.53	11.60
Class I at NAV	10/01/2009	07/26/1985	4.60	6.59	12.71
Class R at NAV	09/08/2003	07/26/1985	4.07	6.06	12.16
MSCI World Health Care Index	—	—	0.27%	6.49%	11.92%
S&P 500® Index	—	—	2.92	10.11	13.44

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
Gross		1.05%	1.80%	0.80%	1.30%
Net		1.00	1.75	0.75	1.25

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	08/31/2009	$29,994	N.A.
Class I	$250,000	08/31/2009	$827,856	N.A.
Class R	$10,000	08/31/2009	$31,539	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Fund Profile

Common Stock Sector Allocation (% of net assets)

Country Allocation (% of net assets)6

Top 10 Holdings (% of net assets)5

Merck & Co., Inc.	6.0%

Johnson & Johnson	5.2

Roche Holding AG PC	4.5

UnitedHealth Group, Inc.	4.3

Abbott Laboratories	4.1

Novartis AG	3.9

Sanofi	3.2

GlaxoSmithKline PLC	3.1

Eli Lilly & Co.	3.0

Thermo Fisher Scientific, Inc.	3.0

Total	40.3%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI World Health Care Index is an unmanaged index of health care sector equities within the MSCI World Index. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 12/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

[6]

The Fund may obtain exposure to certain market segments through investments in Exchange-Traded Funds (ETFs). For purposes of the chart, the Fund’s investments in ETFs are included based on the portfolio composition of each ETF.

Fund profile subject to change due to active management.

   Important Notice to Shareholders

On August 9, 2019, the Fund received its pro-rata share of net assets from Worldwide Health Sciences Portfolio, the Portfolio the Fund previously invested in, and the Portfolio was terminated. As of August 12, 2019, the Fund invests its assets directly.

5

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 – August 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/19)	Ending Account Value (8/31/19)	Expenses Paid During Period* (3/1/19 – 8/31/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,025.60	$5.87	**	1.15%
Class C	$1,000.00	$1,021.90	$10.14	**	1.99%
Class I	$1,000.00	$1,026.70	$4.60	**	0.90%
Class R	$1,000.00	$1,024.80	$7.15	**	1.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.40	$5.85	**	1.15%
Class C	$1,000.00	$1,015.20	$10.11	**	1.99%
Class I	$1,000.00	$1,020.70	$4.58	**	0.90%
Class R	$1,000.00	$1,018.10	$7.12	**	1.40%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2019. The Example reflects the expenses of both the Fund and the Portfolio for the period when the Fund’s assets were invested in the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Portfolio of Investments

Common Stocks — 99.2%
Security	Shares	Value

Biotechnology — 16.1%

AbbVie, Inc.	114,807	$7,547,412

Alexion Pharmaceuticals, Inc.(1)	87,152	8,781,435

Amgen, Inc.	120,009	25,036,278

Argenx SE ADR(1)	24,205	3,181,747

BioMarin Pharmaceutical, Inc.(1)	75,515	5,668,156

Blueprint Medicines Corp.(1)	45,983	3,525,517

Celgene Corp.(1)	172,645	16,712,036

CSL, Ltd.	126,045	20,417,262

Galapagos NV(1)	48,907	8,236,827

Gilead Sciences, Inc.	327,307	20,797,087

Incyte Corp.(1)	132,587	10,848,268

Neurocrine Biosciences, Inc.(1)	69,832	6,942,697

Vertex Pharmaceuticals, Inc.(1)	121,498	21,872,070

		$159,566,792

Health Care Distributors — 1.0%

Amplifon SpA	173,955	$4,478,211

Galenica AG(2)	91,077	5,110,259

		$9,588,470

Health Care Equipment — 22.5%

Abbott Laboratories	478,440	$40,820,501

Agiliti, Inc.(1)(3)	247,646	3,095,575

Baxter International, Inc.	229,436	20,178,896

Boston Scientific Corp.(1)	554,801	23,706,647

Danaher Corp.	180,246	25,611,154

Edwards Lifesciences Corp.(1)	88,160	19,557,414

Fisher & Paykel Healthcare Corp., Ltd.	639,037	6,695,754

Intuitive Surgical, Inc.(1)	54,289	27,760,137

iRhythm Technologies, Inc.(1)	68,409	5,207,293

Koninklijke Philips NV	307,269	14,482,909

Medtronic PLC	117,565	12,684,088

Straumann Holding AG	8,454	6,646,424

Teleflex, Inc.	33,296	12,117,080

Wright Medical Group NV(1)	188,345	3,926,993

		$222,490,865

Health Care Services — 1.6%

Amedisys, Inc.(1)	46,697	$6,010,371

CVS Health Corp.	164,552	10,024,508

		$16,034,879

Health Care Supplies — 1.7%

Cooper Cos., Inc. (The)	33,797	$10,468,621

Security	Shares	Value

Health Care Supplies (continued)

Haemonetics Corp.(1)	48,423	$6,465,923

		$16,934,544

Life Sciences Tools & Services — 6.8%

Agilent Technologies, Inc.	187,393	$13,325,516

Illumina, Inc.(1)	42,278	11,894,493

Lonza Group AG	36,194	12,846,513

Thermo Fisher Scientific, Inc.	102,257	29,353,894

		$67,420,416

Managed Health Care — 6.9%

Anthem, Inc.	100,200	$26,204,304

UnitedHealth Group, Inc.	180,621	42,265,314

		$68,469,618

Pharmaceuticals — 42.6%

AstraZeneca PLC	173,771	$15,521,476

Bristol-Myers Squibb Co.	385,152	18,514,257

Dechra Pharmaceuticals PLC	114,267	4,182,680

Elanco Animal Health, Inc.(1)	45,358	1,180,215

Eli Lilly & Co.	261,680	29,561,990

GlaxoSmithKline PLC	1,480,253	30,847,530

Johnson & Johnson	397,479	51,020,405

Merck & Co., Inc.	691,213	59,769,188

Novartis AG	422,786	38,116,124

Novo Nordisk A/S, Class B	514,946	26,829,906

Pfizer, Inc.	781,671	27,788,404

Roche Holding AG PC	163,960	44,803,743

Sanofi	363,719	31,246,241

Santen Pharmaceutical Co., Ltd.	419,483	7,334,833

UCB SA	92,723	6,930,096

Zoetis, Inc.	214,626	27,133,019

		$420,780,107

Total Common Stocks (identified cost $713,522,890)		$981,285,691

Exchange-Traded Funds — 0.3%
Security	Shares	Value

Equity Funds — 0.3%

iShares Global Healthcare ETF	55,244	$3,369,332

		$3,369,332

Total Exchange-Traded Funds (identified cost $3,342,345)		$3,369,332

7	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Portfolio of Investments — continued

Short-Term Investments — 0.0%(4)
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 2.20%(5)	272,673	$272,646

Total Short-Term Investments (identified cost $272,646)		$272,646

Total Investments — 99.5% (identified cost $717,137,881)		$984,927,669

Other Assets, Less Liabilities — 0.5%		$4,510,125

Net Assets — 100.0%		$989,437,794

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At August 31, 2019, the aggregate value of these securities is $5,110,259 or 0.5% of the Fund’s net assets.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 13).

(4)	Amount is less than 0.05%.

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2019.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value

United States	70.1%	$693,649,802

Switzerland	10.9	107,523,063

United Kingdom	5.1	50,551,686

France	3.2	31,246,241

Denmark	2.7	26,829,906

Australia	2.1	20,417,262

Netherlands	1.8	17,664,656

Belgium	1.5	15,166,923

Japan	0.7	7,334,833

New Zealand	0.7	6,695,754

Italy	0.4	4,478,211

Exchange-Traded Funds	0.3	3,369,332

Total Investments	99.5%	$984,927,669

Abbreviations:

ADR	–	American Depositary Receipt

PC	–	Participation Certificate

8	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Statement of Assets and Liabilities

Assets	August 31, 2019

Unaffiliated investments, at value (identified cost, $716,865,235)	$984,655,023

Affiliated investment, at value (identified cost, $272,646)	272,646

Foreign currency, at value (identified cost, $167,532)	166,221

Dividends receivable	1,421,534

Dividends receivable from affiliated investment	1,405

Receivable for investments sold	3,568,626

Receivable for Fund shares sold	113,628

Tax reclaims receivable	3,888,650

Receivable from affiliates	67,483

Total assets	$994,155,216

Liabilities

Payable for investments purchased	$2,398,126

Payable for Fund shares redeemed	896,533

Payable to affiliates:

Investment adviser fee	562,444

Administration fee	126,588

Distribution and service fees	228,595

Accrued expenses	505,136

Total liabilities	$4,717,422

Net Assets	$989,437,794

Sources of Net Assets

Paid-in capital	$709,625,004

Distributable earnings	279,812,790

Total	$989,437,794

Class A Shares

Net Assets	$698,865,246

Shares Outstanding	60,189,033

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$11.61

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$12.32

Class C Shares

Net Assets	$63,885,561

Shares Outstanding	5,463,583

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$11.69

Class I Shares

Net Assets	$169,013,231

Shares Outstanding	14,164,023

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$11.93

Class R Shares

Net Assets	$57,673,756

Shares Outstanding	4,650,373

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$12.40

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Statement of Operations

Investment Income	Year Ended August 31, 2019

Dividends (net of foreign taxes, $34,505)	$803,714

Dividends allocated from Portfolio (net of foreign taxes, $781,957)	16,046,558

Dividends from affiliated investment	1,405

Securities lending income allocated from Portfolio, net	120,194

Expenses allocated from Portfolio	(5,872,671)

Total investment income	$11,099,200

Expenses

Investment adviser fee	$360,562

Administration fee	1,522,562

Distribution and service fees

Class A	1,687,955

Class B	17,968

Class C	1,078,528

Class R	303,374

Trustees’ fees and expenses	500

Custodian fee	68,016

Transfer and dividend disbursing agent fees	1,073,269

Legal and accounting services	79,969

Printing and postage	148,118

Registration fees	78,000

Miscellaneous	21,424

Total expenses	$6,440,245

Deduct —

Allocation of expenses to affiliates	$732,810

Total expense reductions	$732,810

Net expenses	$5,707,435

Net investment income	$5,391,765

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(5,936,673)

Investment transactions allocated from Portfolio	34,569,021

Investment transactions — affiliated investment	(159)

Foreign currency transactions	(393)

Foreign currency transactions allocated from Portfolio	(50,594)

Net realized gain	$28,581,202

Change in unrealized appreciation (depreciation) —

Investments	$(650,296)

Investments allocated from Portfolio	8,101,959

Foreign currency	(58,734)

Foreign currency allocated from Portfolio	(12,329)

Net change in unrealized appreciation (depreciation)	$7,380,600

Net realized and unrealized gain	$35,961,802

Net increase in net assets from operations	$41,353,567

10	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$5,391,765	$2,125,574

Net realized gain	28,581,202	55,539,176

Net change in unrealized appreciation (depreciation)	7,380,600	60,734,690

Net increase in net assets from operations	$41,353,567	$118,399,440

Distributions to shareholders(1) —

Class A	$(31,216,993)	$(18,049,533)

Class B	(95,093)	(125,195)

Class C	(6,948,174)	(5,056,284)

Class I	(8,584,425)	(4,430,412)

Class R	(2,696,561)	(1,532,249)

Total distributions to shareholders	$(49,541,246)	$(29,193,673)

Transactions in shares of beneficial interest

Proceeds from sale of shares

Class A	$27,989,283	$24,676,225

Class B	16,252	8,060

Class C	6,791,406	4,532,079

Class I	29,040,031	43,936,398

Class R	15,327,961	8,633,750

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	27,536,537	16,003,961

Class B	91,615	120,438

Class C	6,703,828	4,829,682

Class I	6,850,478	3,417,228

Class R	2,604,529	1,480,339

Cost of shares redeemed

Class A	(109,692,553)	(151,601,973)

Class B	(368,653)	(814,894)

Class C	(24,174,156)	(49,391,171)

Class I	(39,078,682)	(61,983,272)

Class R	(21,075,200)	(16,088,137)

Net asset value of shares converted(2)

Class A	98,429,467	2,144,295

Class B	(2,741,944)	(2,144,295)

Class C	(95,687,523)	—

Net decrease in net assets from Fund share transactions	$(71,437,324)	$(172,241,287)

Net decrease in net assets	$(79,625,003)	$(83,035,520)

Net Assets

At beginning of year	$1,069,062,797	$1,152,098,317

At end of year	$989,437,794	$1,069,062,797 (3)

(1)

For the year ended August 31, 2018, the source of distributions was from net realized gain. The current year presentation of distributions conforms with the Disclosure Update and Simplification Rule issued by the Securities and Exchange Commission, effective November 5, 2018.

(2)	Includes the conversion of Class B to Class A shares at the close of business on August 15, 2019 upon the termination of Class B.

(3)	Includes accumulated undistributed net investment income of $1,962,764 at August 31, 2018. The requirement to disclose the corresponding amount as of August 31, 2019 was eliminated.

11	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Financial Highlights

	Class A

	Year Ended August 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$11.700		$10.710		$11.140		$13.210		$13.390

Income (Loss) From Operations

Net investment income (loss)(1)	$0.069		$0.033		$(0.002)		$(0.074)		$(0.098)

Net realized and unrealized gain (loss)	0.413		1.248		0.733		(0.824)		1.936

Total income (loss) from operations	$0.482		$1.281		$0.731		$(0.898)		$1.838

Less Distributions

From net investment income	$(0.035)		$—		$—		$—		$—

From net realized gain	(0.537)		(0.291)		(1.161)		(1.172)		(2.018)

Total distributions	$(0.572)		$(0.291)		$(1.161)		$(1.172)		$(2.018)

Net asset value — End of year	$11.610		$11.700		$10.710		$11.140		$13.210

Total Return(2)	4.35	%(3)	12.31	%(3)	8.50	%(3)	(7.31	)%(3)	15.31%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$698,865		$654,296		$707,485		$857,636		$1,073,699

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.09	%(3)	1.06	%(3)	1.30	%(3)	1.48	%(3)	1.44%

Net investment income (loss)	0.61%		0.31%		(0.02)%		(0.64)%		(0.73)%

Portfolio Turnover of the Portfolio(6)	32%		37%		36%		70%		51%

Portfolio Turnover of the Fund	3	%(7)	—		—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser, sub-adviser(s) and administrator reimbursed certain operating expenses (equal to 0.07%, 0.06%, 0.05% and less than 0.005% of average daily net assets for the years ended August 31, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from August 12, 2019 through August 31, 2019 when the Fund was making investments directly in securities.

12	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Financial Highlights — continued

	Class C

	Year Ended August 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$11.770		$10.850		$11.350		$13.530		$13.760

Income (Loss) From Operations

Net investment loss(1)	$(0.040)		$(0.048)		$(0.079)		$(0.165)		$(0.204)

Net realized and unrealized gain (loss)	0.437		1.259		0.740		(0.843)		1.992

Total income (loss) from operations	$0.397		$1.211		$0.661		$(1.008)		$1.788

Less Distributions

From net realized gain	$(0.477)		$(0.291)		$(1.161)		$(1.172)		$(2.018)

Total distributions	$(0.477)		$(0.291)		$(1.161)		$(1.172)		$(2.018)

Net asset value — End of year	$11.690		$11.770		$10.850		$11.350		$13.530

Total Return(2)	3.54	%(3)	11.49	%(3)	7.67	%(3)	(8.00	)%(3)	14.46%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$63,886		$177,727		$204,069		$294,299		$365,081

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.84	%(3)	1.81	%(3)	2.05	%(3)	2.23	%(3)	2.19%

Net investment loss	(0.35)%		(0.45)%		(0.76)%		(1.39)%		(1.48)%

Portfolio Turnover of the Portfolio(6)	32%		37%		36%		70%		51%

Portfolio Turnover of the Fund	3	%(7)	—		—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser, sub-adviser(s) and administrator reimbursed certain operating expenses (equal to 0.07%, 0.06%, 0.05% and less than 0.005% of average daily net assets for the years ended August 31, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from August 12, 2019 through August 31, 2019 when the Fund was making investments directly in securities.

13	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Financial Highlights — continued

	Class I

	Year Ended August 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$12.010		$10.960		$11.340		$13.400		$13.520

Income (Loss) From Operations

Net investment income (loss)(1)	$0.098		$0.061		$0.025		$(0.046)		$(0.065)

Net realized and unrealized gain (loss)	0.424		1.280		0.756		(0.842)		1.963

Total income (loss) from operations	$0.522		$1.341		$0.781		$(0.888)		$1.898

Less Distributions

From net investment income	$(0.065)		$—		$—		$—		$—

From net realized gain	(0.537)		(0.291)		(1.161)		(1.172)		(2.018)

Total distributions	$(0.602)		$(0.291)		$(1.161)		$(1.172)		$(2.018)

Net asset value — End of year	$11.930		$12.010		$10.960		$11.340		$13.400

Total Return(2)	4.60	%(3)	12.59	%(3)	8.82	%(3)	(7.13	)%(3)	15.64%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$169,013		$173,054		$173,116		$176,958		$233,051

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	0.84	%(3)	0.81	%(3)	1.05	%(3)	1.23	%(3)	1.19%

Net investment income (loss)	0.84%		0.56%		0.24%		(0.39)%		(0.48)%

Portfolio Turnover of the Portfolio(6)	32%		37%		36%		70%		51%

Portfolio Turnover of the Fund	3	%(7)	—		—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser, sub-adviser(s) and administrator reimbursed certain operating expenses (equal to 0.07%, 0.06%, 0.05% and less than 0.005% of average daily net assets for the years ended August 31, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from August 12, 2019 through August 31, 2019 when the Fund was making investments directly in securities.

14	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Financial Highlights — continued

	Class R

	Year Ended August 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$12.460		$11.410		$11.810		$13.980		$14.080

Income (Loss) From Operations

Net investment income (loss)(1)	$0.042		$0.008		$(0.029)		$(0.110)		$(0.140)

Net realized and unrealized gain (loss)	0.440		1.333		0.790		(0.888)		2.058

Total income (loss) from operations	$0.482		$1.341		$0.761		$(0.998)		$1.918

Less Distributions

From net investment income	$(0.005)		$—		$—		$—		$—

From net realized gain	(0.537)		(0.291)		(1.161)		(1.172)		(2.018)

Total distributions	$(0.542)		$(0.291)		$(1.161)		$(1.172)		$(2.018)

Net asset value — End of year	$12.400		$12.460		$11.410		$11.810		$13.980

Total Return(2)	4.07	%(3)	12.08	%(3)	8.25	%(3)	(7.64	)%(3)	15.11%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$57,674		$60,883		$61,724		$66,361		$85,264

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.34	%(3)	1.31	%(3)	1.55	%(3)	1.73	%(3)	1.69%

Net investment income (loss)	0.35%		0.07%		(0.27)%		(0.89)%		(0.99)%

Portfolio Turnover of the Portfolio(6)	32%		37%		36%		70%		51%

Portfolio Turnover of the Fund	3	%(7)	—		—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser, sub-adviser(s) and administrator reimbursed certain operating expenses (equal to 0.07%, 0.06%, 0.05% and less than 0.005% of average daily net assets for the years ended August 31, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from August 12, 2019 through August 31, 2019 when the Fund was making investments directly in securities.

15	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. Prior to the close of business on August 9, 2019, the Fund invested all of its investable assets in interests in Worldwide Health Sciences Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. As of the close of business on August 9, 2019, the Fund received its pro-rata share of net assets from the Portfolio as part of the termination of the Portfolio. As of August 12, 2019, the next business day, the Fund invests its assets directly. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares of the Fund generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on August 15, 2019, Class B shares were converted into Class A shares and Class B was terminated. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent

16

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Notes to Financial Statements — continued

decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Prior to the close of business on August 9, 2019, the net investment income or loss consisted of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2019 and August 31, 2018 was as follows:

	Year Ended August 31,
	2019	2018

Ordinary income	$11,619,927	$—

Long-term capital gains	$37,921,319	$29,193,673

During the year ended August 31, 2019, distributable earnings was decreased by $3,399,523 and paid-in capital was increased by $3,399,523 due to the Fund’s use of equalization accounting and differences between book and tax accounting for the Fund’s investment in the Portfolio. Tax equalization

17

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Notes to Financial Statements — continued

accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$7,190,606

Undistributed long-term capital gains	$23,764,686

Net unrealized appreciation	$248,857,498

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$735,907,141

Gross unrealized appreciation	$252,284,468

Gross unrealized depreciation	(3,263,940)

Net unrealized appreciation	$249,020,528

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement dated August 9, 2019 between the Fund and EVM, the fee is computed at an annual rate of 0.675% of the Fund’s average daily net assets up to $500 million, 0.59% on net assets of $500 million but less than $1 billion, 0.52% on net assets of $1 billion but less than $1.5 billion, 0.49% on net assets of $1.5 billion but less than $2 billion and at reduced rates on average daily net assets of $2 billion and over, and is payable monthly. In addition, EVM’s fee is subject to an upward or downward performance adjustment of up to 0.15% (annually) of the average daily net assets of the Fund depending on whether, and to what extent, the investment performance of the Fund differs by at least one percentage point from the record of the MSCI World Health Care Index over a 36-month performance period. Prior to the close of business on August 9, 2019, when the Fund’s assets were invested in the Portfolio, the Fund was allocated its share of the Portfolio’s investment adviser fee. The Portfolio paid advisory fees to EVM on the same fee schedule as that of the Fund as described above. For the year ended August 31, 2019, the Fund’s allocated portion of the investment adviser fee paid by the Portfolio, net of a downward performance adjustment of $603,975, amounted to $5,456,309 and the investment adviser fee paid by the Fund, including an upward performance adjustment of $15,300, amounted to $360,562. For the year ended August 31, 2019, the Fund’s investment adviser fee, including the investment adviser fee allocated from the Portfolio, was 0.57% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM pays Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended August 31, 2019, the administration fee amounted to $1,522,562.

EVM and EVAIL have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses and any performance-based adjustment to an asset-based investment advisory fee) exceed 1.15%, 1.90%, 0.90% and 1.40% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively, and prior to August 16, 2019, 1.90% of the Fund’s average daily net assets for Class B. This agreement may be changed or terminated after December 31, 2019. Pursuant to this agreement, EVM and EVAIL were allocated $732,810 in total of the Fund’s operating expenses for the year ended August 31, 2019.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2019, EVM earned $154,610 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $28,997 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2019. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

18

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2019 amounted to $1,687,955 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan), Class R shares (Class R Plan) and prior to August 16, 2019, Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund paid/pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2019, the Fund paid or accrued to EVD $13,476 and $808,896 for Class B and Class C shares, respectively.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended August 31, 2019, the Fund paid or accrued to EVD $151,687 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2019 amounted to $4,492, $269,632 and $151,687 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, were further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and prior to August 16, 2019, on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended August 31, 2019, the Fund was informed that EVD received approximately $12,000 and $3,000 of CDSCs paid by Class A and Class C shareholders, respectively, and no CDSCs paid by Class B shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments by the Portfolio, other than short-term obligations and investments transferred to the Fund, for the period from September 1, 2018 through August 9, 2019 aggregated $321,503,035 and $425,704,074, respectively. Purchases and sales of investments by the Fund, other than short-term obligations and investments transferred from the Portfolio, for the period from August 12, 2019 through August 31, 2019 aggregated $30,418,665 and $39,216,385, respectively.

Increases and decreases in the Fund’s investment in the Portfolio for the period from September 1, 2018 through August 9, 2019 were $5,268,461 and $1,128,856,126, respectively. Included in decreases is $1,004,920,128, representing the Fund’s interest in the Portfolio as of the close of business on August 9, 2019, which was exchanged for the Fund’s pro-rata share of net assets of the Portfolio on that date having the same fair value. The Fund’s cost of its investment in the Portfolio on such date of $736,584,340 was carried forward to the net assets acquired from the Portfolio and no gain or loss was recognized on the exchange.

19

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2019	2018

Sales	2,466,257	2,308,609

Issued to shareholders electing to receive payments of distributions in Fund shares	2,485,247	1,546,276

Redemptions	(9,718,329)	(14,198,014)

Converted from Class B shares	248,968	200,477

Converted from Class C shares	8,784,469	—

Net increase (decrease)	4,266,612	(10,142,652)

	Year Ended August 31,
Class B	2019(1)	2018

Sales	1,376	769

Issued to shareholders electing to receive payments of distributions in Fund shares	8,051	11,405

Redemptions	(32,213)	(76,633)

Converted to Class A shares	(238,434)	(195,262)

Net decrease	(261,220)	(259,721)

	Year Ended August 31,
Class C	2019	2018

Sales	598,821	421,656

Issued to shareholders electing to receive payments of distributions in Fund shares	597,489	461,729

Redemptions	(2,153,375)	(4,590,218)

Converted to Class A shares	(8,680,580)	—

Net decrease	(9,637,645)	(3,706,833)

	Year Ended August 31,
Class I	2019	2018

Sales	2,527,137	3,974,411

Issued to shareholders electing to receive payments of distributions in Fund shares	603,035	322,380

Redemptions	(3,375,468)	(5,685,560)

Net decrease	(245,296)	(1,388,769)

20

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Notes to Financial Statements — continued

	Year Ended August 31,
Class R	2019	2018

Sales	1,286,629	756,920

Issued to shareholders electing to receive payments of distributions in Fund shares	219,791	134,089

Redemptions	(1,742,752)	(1,412,833)

Net decrease	(236,332)	(521,824)

(1)	At the close of business on August 15, 2019, Class B shares were converted into Class A and Class B was terminated.

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2019.

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

10  Concentration of Risk

As the Fund invests a significant portion of its assets in pharmaceutical, biotechnology, life sciences, and health care equipment and services companies, it may be affected by developments that adversely affect such companies. These developments include product obsolescence, the failure of a company to develop new products and the expiration of patent rights. The value of the Fund’s interests can also be impacted by regulatory activities that affect health sciences companies. The Fund has historically held approximately 60 stocks or less at any one time; therefore, it is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund.

11  Securities Lending Agreement

The Fund (and Portfolio prior to August 12, 2019) has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral. At August 31, 2019, the Fund had no securities on loan.

21

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Notes to Financial Statements — continued

12  Investments in Affiliated Funds

At August 31, 2019, the value of the Fund’s investment in affiliated funds was $272,646, which represents less than 0.05% of the Fund’s net assets. Transactions in affiliated funds by the Portfolio for the period from September 1, 2018 through August 9, 2019 and by the Fund for the period from August 12, 2019 through August 31, 2019, were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)(1)	Change in unrealized appreciation (depreciation)(1)	Value, end of period	Dividend income(1)	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 2.20%	$841,709	$136,815,042	$(137,384,668)	$582	$(19)	$272,646	$59,188	272,673

(1)	Includes amounts for transactions at both the Fund and allocated from the Portfolio for the period when the Fund’s assets were invested in the Portfolio.

13  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks

Biotechnology	$130,912,703	$28,654,089		$—	$159,566,792

Health Care Distributors	—	9,588,470		—	9,588,470

Health Care Equipment	191,570,203	27,825,087		3,095,575	222,490,865

Health Care Services	16,034,879	—		—	16,034,879

Health Care Supplies	16,934,544	—		—	16,934,544

Life Sciences Tools & Services	54,573,903	12,846,513		—	67,420,416

Managed Health Care	68,469,618	—		—	68,469,618

Pharmaceuticals	214,967,478	205,812,629		—	420,780,107

Total Common Stocks	$693,463,328	$284,726,788	**	$3,095,575	$981,285,691

Exchange-Traded Funds	$3,369,332	$—		$—	$3,369,332

Short-Term Investments	—	272,646		—	272,646

Total Investments	$696,832,660	$284,999,434		$3,095,575	$984,927,669

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended August 31, 2019 is not presented.

22

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Worldwide Health Sciences Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Worldwide Health Sciences Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 18, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

23

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended August 31, 2019, the Fund designates approximately $17,416,909, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 75.74% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2019, $26,408,072 or, if subsequently determined to be different, the net capital gain of such year.

24

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 24, 2019, the Boards of Trustees/Directors (collectively, the “Board”) of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory and sub-advisory agreements for each of the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between February and April 2019. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory and sub-advisory agreements.

Among other things, the information the Board considered included the following (for funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and related fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•

Data regarding investment performance relative to benchmark indices and, in certain instances, to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser (where applicable) to each fund in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser (where applicable) to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) to each fund as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser (where applicable) to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, if applicable;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any;

25

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Board of Trustees’ Contract Approval — continued

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the adviser or administrator to each of the funds; and

•	The terms of each investment advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2019, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers (where applicable) of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its Committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers (as applicable), with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Worldwide Health Sciences Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Worldwide Health Sciences Fund (the “Fund”) invests, and Eaton Vance Management (the “Adviser”) and the sub-advisory agreement between the Adviser and Eaton Vance Advisers International Ltd. (the “Sub-adviser”), an affiliate of the Adviser, with respect to the Porfolio, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the sub-advisory agreement for the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser. With respect to the Sub-adviser, the Board considered the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement. In particular, the Board considered the abilities and experience of the Adviser’s and the Sub-adviser’s investment professionals in investing in equity securities, particularly in managing health sciences portfolios and in the health care sector more broadly. The Board also considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Portfolio of having portfolio management services involving investments in international equities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Portfolio.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent

26

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Board of Trustees’ Contract Approval — continued

trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended September 30, 2018. In this regard, the Board noted that the performance of the Fund was lower than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its primary and secondary benchmark indexes for the three-year period. The Board noted certain actions taken by the Adviser to address Fund performance and determined to continue to monitor and evaluate the effectiveness over time. The Board also noted information from the Adviser and Sub-adviser regarding recent improvements in the Fund’s relative performance. In addition, as part of its consideration, the Board also noted the resources and personnel of the Adviser and its affiliates, including the Sub-adviser, focusing on the health care sector, including recent additional analysts with expertise in the sector.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2018, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.

27

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 163 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 163 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years.(2) Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years.(2) None.

28

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years.(2) None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(3)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

29

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

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426    8.31.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Greater China Growth Fund, Eaton Vance Richard Bernstein All Asset Strategy Fund, Eaton Vance Richard Bernstein Equity Strategy Fund and Eaton Vance Worldwide Health Sciences Fund (the “Fund(s)”) are series of Eaton Vance Growth Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 14 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended August 31, 2018 and August 31, 2019 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by D&T during those periods.

Eaton Vance Greater China Growth Fund

Fiscal Years Ended	8/31/18	8/31/19
Audit Fees	$47,260	$47,950
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,512	$15,095
All Other Fees(3)	$0	$0

Total	$62,772	$63,045

Eaton Vance Richard Bernstein All Asset Strategy Fund

Fiscal Years Ended	8/31/18	8/31/19
Audit Fees	$44,350	$44,950
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,036	$14,770
All Other Fees(3)	$0	$0

Total	$59,386	$59,720

Eaton Vance Richard Bernstein Equity Strategy Fund

Fiscal Years Ended	8/31/18	8/31/19
Audit Fees	$43,080	$43,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,141	$14,876
All Other Fees(3)	$0	$0

Total	$58,221	$58,526

Eaton Vance Worldwide Health Sciences Fund

Fiscal Years Ended	8/31/18	8/31/19
Audit Fees	$27,000	$45,600
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,183	$12,736
All Other Fees(3)	$0	$0

Total	$42,183	$58,336

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have varying fiscal year ends (February 28, July 31, August 31, September 30 or November 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	9/30/17	11/30/17	2/28/18	7/31/18	8/31/18	9/30/18	11/30/18	2/28/19	7/31/19	8/31/19
Audit Fees	$87,580	$81,150	$55,260	$58,700	$161,690	$108,090	$81,150	$55,260	$108,550	$182,150
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$35,708	$38,019	$19,980	$24,284	$60,872	$57,297	$38,019	$21,855	$53,116	$57,477
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$123,288	$119,169	$75,240	$82,984	$222,562	$165,387	$119,169	$77,115	$161,666	$239,627

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees. Includes consent fee for N-14 registration statements related to fund mergers.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last 2 fiscal years of each Series.

Fiscal Years Ended	9/30/17	11/30/17	2/28/18	7/31/18	8/31/18	9/30/18	11/30/18	2/28/19	7/31/19	8/31/19
Registrant(1)	$35,708	$38,019	$19,980	$24,284	$60,872	$57,297	$38,019	$21,855	$53,116	$57,477
Eaton Vance(2)	$148,018	$148,018	$148,018	$51,855	$74,355	$126,485	$126,485	$126,485	$60,131	$8,000

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	October 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	October 25, 2019

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	October 25, 2019